BT INSTITUTIONAL


PROSPECTUS: July 12, 1995, as amended September 18, 1995
Please read this Prospectus carefully before investing and retain it for future reference. It contains important information about the Fund that you should know and can refer to in deciding whether the Fund's goals match your own.


A Statement of Additional Information (SAI) with the same date has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may request a free copy of the Statement by calling the Fund's Service Agent at 1-800-422-6577.


UNLIKE MOST OTHER MUTUAL FUNDS, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE LIQUID ASSETS PORTFOLIO (THE "PORTFOLIO") WHICH IS A SEPARATE FUND WITH AN IDENTICAL INVESTMENT OBJECTIVE. SEE "SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE" ON PAGE 10.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BANKERS TRUST COMPANY AND THE SHARES ARE NOT FEDERALLY GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE U.S. GOVERNMENT, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE FUND INTENDS TO MAINTAIN A CONSTANT $1.00 PER SHARE NET ASSET VALUE, ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.

INSTITUTIONAL
LIQUID ASSETS
FUND


Seeks a high level of current income to the extent consistent with liquidity and the preservation of capital.

BANKERS TRUST COMPANY
Investment Adviser of the
Portfolio and Administrator

SIGNATURE BROKER-
DEALER SERVICES, INC.
Distributor
6 St. James Avenue
Boston, Massachusetts 02116

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE  OF  CONTENTS
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                                                                         Page
 ..............................................................................
Summary of Fund Expenses                                                   3
Investment Objective and Policies                                          4
Risk Factors; Matching the Fund to Your Investment Needs                   9
Net Asset Value                                                           11
Purchase and Redemption of Shares                                         12
Dividends, Distributions and Taxes                                        14
Performance Information and Reports                                       15
Management of the Trust and BT Investment Portfolios                      16
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SUMMARY  OF  FUND  EXPENSES
The following table provides (i) a summary of expenses relating to purchases and sales of shares of Institutional Liquid Assets Fund (the "Fund"), and the aggregate annual operating expenses of the Fund and the Liquid Assets
Portfolio (the "Portfolio"), as a percentage of average net assets of the Fund and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in the Fund. THE TRUSTEES OF THE BT INSTITUTIONAL FUNDS (THE
"TRUST") BELIEVE THAT THE AGGREGATE PER SHARE EXPENSES OF THE FUND AND THE PORTFOLIO WILL BE LESS THAN OR APPROXIMATELY EQUAL TO THE EXPENSES WHICH THE FUND WOULD INCUR IF THE TRUST RETAINED THE SERVICES OF AN INVESTMENT ADVISER
AND THE INVESTABLE ASSETS ("ASSETS") OF THE FUND WERE INVESTED DIRECTLY IN THE TYPE OF SECURITIES BEING HELD BY THE PORTFOLIO.
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Annual Operating Expenses
(as a percentage of the average daily net assets of the Fund)
 ..............................................................................
Investment advisory fee                                                0.15%
12b-1 fees                                                             0.00
Other expenses (after reimbursements or waivers)                       0.01
 ..............................................................................
Total operating expenses (after reimbursements or waivers)             0.16%
 ..............................................................................
Example                                          1 year             3 years
 ..............................................................................
You would pay the following expenses on a
  $1,000 investment, assuming: (1) 5% annual
   return and (2)redemption at the end of
   each time period                                  $2              $5
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The expense table and the example above show the costs and expenses that an investor will bear directly or indirectly as a shareholder of the Fund. While reimbursement of distribution expenses in amounts up to 0.10% of average net assets are authorized to be made pursuant to the Plan of Distribution under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act"), it is not expected that any payments will actually be made under that plan in the foreseeable future. The expense table and the example reflect a voluntary undertaking by Bankers Trust or Signature Broker-Dealer Services, Inc. ("Signature") to waive or reimburse expenses such that the total operating expenses will not exceed 0.16% of the Fund's average net assets annually. In addition, until the granting by the Securities and Exchange Commission ("SEC") of an application for an exemptive order filed by the Fund and Bankers Trust (see "Risk Factors -- Matching the Fund to Your Investment Needs"), Bankers Trust or Signature also has agreed to waive or reimburse all of the Fund's and Portfolio's operating expenses. In the absence of these undertakings, assuming total assets of $1 billion in the Fund and $1.01 billion in the Portfolio, it is estimated that the total operating expenses would be equal to approximately 0.30% of the Fund's average net assets annually. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, while each example assumes a 5% annual return, actual performance will vary and may result in a return greater or less than 5%.


The Fund is sold by Signature as the Trust's distributor (the "Distributor") to customers of Bankers Trust or to customers of another bank or a dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust (along with Bankers Trust, a "Service Agent"). Some Service Agents may impose certain conditions on their customers in addition to or different from those imposed by the Fund and may charge their customers a direct fee for their services. Each Service Agent has agreed to transmit to shareholders who are its customers appropriate disclosures of any fees that it may charge them directly.

For more information with respect to the expenses of the Fund and the Portfolio see "Management of the Trust and BT Investment Portfolios" herein.


INVESTMENT OBJECTIVE AND POLICIES
The Fund seeks a high level of current income consistent with liquidity and the preservation of capital through investment in high quality money market instruments.

The Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio, which has the same investment objective as the Fund. The Portfolio is a series of BT Investment Portfolios (the "Portfolio Trust"), an open-end management investment company. There can be no assurance that the investment objective of either the Fund or the Portfolio will be achieved. The Fund's investment objective is not a fundamental policy and may be changed upon 30 days written notice to, but without the approval of, the Fund's shareholders. The investment objective of the Portfolio is a fundamental policy which may only be changed by a majority vote of the investors in the Portfolio. See "Special Information Concerning Master-Feeder Fund Structure" on page 10.


Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments and investment policies of the Portfolio. Additional information about the investment policies of the Portfolio appears in the Statement of Additional Information of the Fund.

LIQUID ASSETS PORTFOLIO
The Portfolio will attempt to achieve its investment objective by investing in the following money market instruments:


Bank Obligations. The Portfolio may invest in U.S. dollar-denominated fixed rate or variable rate obligations of U.S. or foreign banks which are rated in the highest short term rating category by any two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if that NRSRO is the only such NRSRO which rates such obligations) or, if not so rated, are believed by Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio Trust, to be of comparable quality. Bank obligations in which the Portfolio invests include certificates of deposit, bankers' acceptances, time deposits and other U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks. If Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio Trust, deems the instruments to present minimal credit risk, the Portfolio may invest in obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign banks. Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, differing reserve requirements, reporting and recordkeeping requirements and accounting standards, possible seizure or nationalization of deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Under normal market conditions, the Portfolio will invest more than 25% of its assets in the foreign and domestic bank obligations described above. The Portfolio's concentration of its investments in bank obligations will cause the Portfolio to be subject to the risks peculiar to the domestic and foreign banking industries to a greater extent than if its investments were not so concentrated.

Commercial Paper. The Portfolio may invest in fixed rate or variable rate commercial paper, including variable rate master demand notes, issued by U.S. or foreign corporations. Commercial paper when purchased by the Portfolio must be rated in the highest short term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio Trust, to be of comparable quality. Any commercial paper issued by a foreign corporation and purchased by the Portfolio must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign banks.


Variable rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between the Portfolio and the issuer, they are not normally traded. Although no active secondary market may exist for these notes, the Portfolio will purchase only those notes under which it may demand and receive payment of principal and accrued interest daily or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio Trust, that the same criteria as set forth above for issuers of commercial paper are met. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.


U.S. Government Obligations. The Portfolio may invest in obligations issued or guaranteed by the U.S. Treasury or by agencies or instrumentalities of the U.S. Government ("U.S. Government Obligations"). Obligations of certain agencies and instrumentalities of the U.S. Government, such as short-term obligations of the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. Government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Other Debt Obligations. The Portfolio may invest in deposits, bonds, notes and debentures of issuers that at the time of purchase have outstanding short term obligations meeting the above short term rating requirements, or if there are no such short term ratings, are determined by Bankers Trust to be of comparable quality and are rated in the top two highest long term rating categories by two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates the security).

The Portfolio may also invest in securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities provide periodic payments that generally consist of both interest and principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets.

Repurchase Agreements. The Portfolio may engage in repurchase agreement transactions with banks and governmental securities dealers approved by the Board of Trustees of the Portfolio. Under the terms of a typical repurchase agreement, the Portfolio would acquire U.S. Government Obligations of any remaining maturity for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert these rights. Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio Trust, reviews the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level.


Securities Lending. The Portfolio is permitted to lend up to 20% of the total value of its securities to brokers, dealers and other financial organizations. These loans must be secured continuously by cash or equivalent collateral or by a letter of credit at least equal to 100% of the current market value of the securities loaned plus accrued income. By lending its securities, the Portfolio can increase its income by continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its investors. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially.


Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement the Portfolio agrees to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price. At the time the Portfolio enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government Obligations or other high grade, liquid debt instruments having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. Reverse repurchase agreements are considered to be borrowings by the Portfolio for purposes of the limitations described in "Additional Investment Limitations" below and in the Trust's Statement of Additional Information.


When-Issued and Delayed-Delivery Securities. To secure prices deemed advantageous at a particular time, the Portfolio may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. The Portfolio will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Portfolio may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event.


Securities purchased on a when-issued or delayed-delivery basis may expose the Portfolio to risk because the securities may experience fluctuations in value prior to their actual delivery. The Portfolio does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Upon purchasing a security on a when-issued or delayed-delivery basis, the Portfolio will maintain a segregated account at the Portfolio's custodian containing cash, U.S. Government Obligations or other high grade liquid debt instruments in an amount at least equal to the when-issued or delayed-delivery commitment.


Illiquid Securities. The Portfolio may not invest more than 10% of its net assets in securities which are illiquid or otherwise not readily marketable. If a security becomes illiquid after purchase by the Portfolio, the Portfolio will normally sell the security unless to do so would not be in the best interests of shareholders.


PORTFOLIO QUALITY AND MATURITY
The Portfolio will maintain a dollar-weighted average maturity of 90 days or less. All securities in which the Portfolio invests will have or be deemed to have remaining maturities of 397 days or less on the date of their purchase, will be denominated in U.S. dollars and will have been granted the required ratings established herein by two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which provides such ratings), or if not so rated, are believed by Bankers Trust, under the supervision of the Portfolio Trust's Board of Trustees, to be of comparable quality. Currently, there are six rating agencies which have been designated by the SEC as an NRSRO. These organizations and their highest short term rating category (which also may be modified by a "+") are: Duff and Phelps, Inc., D-1; Fitch Investors Services, LP, F-1; Moody's Investors Service Inc., Prime-1; Standard & Poor's Corp., A-1; IBCA Limited and IBCA Inc., A-1; Thomson Bank Watch, Inc., TBW-1. A description of all short and long term ratings is provided in the Appendix to the Statement of Additional Information. Bankers Trust, acting under the supervision of and procedures adopted by the Board of Trustees of the Portfolio Trust, will also determine that all securities purchased by the Portfolio present minimal credit risks. Bankers Trust will cause the Portfolio to dispose of any security as soon as practicable if the security is no longer of the requisite quality, unless such action would not be in the best interest of the Portfolio.

ADDITIONAL INVESTMENT LIMITATIONS
The Fund has the same investment restrictions as the Portfolio, except that the Fund may invest all of its Assets in another open-end investment company with substantially the same investment objectives, such as the Portfolio. The Portfolio may not invest more than 25% of its total assets in the securities of issuers in any single industry (excluding U.S. Government Obligations and repurchase agreements), except that, under normal market conditions, more than 25% of the total assets of the Portfolio will be invested in foreign and domestic bank obligations. As an operating policy, the Portfolio may not invest more than 5% of its total assets in the obligations of any one issuer except for U.S. Government Obligations and repurchase agreements, which may be purchased without limitation. The Portfolio is also authorized to borrow, including entering into reverse repurchase transactions, in an amount up to 10% of its total assets for temporary purposes, but not for leverage, and to pledge its assets to the same extent in connection with these borrowings. At the time of an investment, the Portfolio's aggregate holdings of repurchase agreements having a remaining maturity of more than seven calendar days (or which may not be terminated within seven calendar days upon notice by the Portfolio), time deposits having a remaining maturity of more than seven calendar days and other illiquid securities will not exceed 10% of the Portfolio's net assets. If changes in the liquidity of certain securities cause the Portfolio to exceed such 10% limit, the Portfolio will take steps to bring the aggregate amount of its illiquid securities back below 10% of its net assets as soon as practicable, unless such action would not be in the best interest of the Portfolio. The Fund's and the Portfolio's limitations on investment in a single industry and on borrowing may not be changed without the approval of the shareholders of the Fund or the investors in the Portfolio, as the case may be. All other investment policies and limitations described in this prospectus may be changed by a vote of the Trustees of the Trust or the Portfolio Trust, as applicable. The Statement of Additional Information contains further information on the Fund's and the Portfolio's investment restrictions.

RISK FACTORS; MATCHING THE FUND TO YOUR INVESTMENT NEEDS
The Fund is designed as a cash management vehicle for institutional investors seeking high current income approximating money market rates while remaining conveniently liquid with a stable share price. The Portfolio follows practices which enable the Fund to attempt to maintain a $1.00 share price: limiting average dollar-weighted maturity of the securities held by the Portfolio to 90 days or less; buying securities with remaining maturities of 397 days or less as determined under Rule 2a-7 under the 1940 Act; and buying only high quality securities with minimal credit risks. Of course, the Fund cannot guarantee a $1.00 share price, but these practices help to minimize any price fluctuations that might result from rising or declining interest rates. While the Portfolio invests in high quality money market securities, you should be aware that your investment is not without risk. All money market instruments, including U.S. Government Obligations, can change in value when interest rates or an issuer's creditworthiness changes.

It is expected that the majority of investors in the Fund will issue standing orders, effective in the late afternoon of each day on which the Fund is open (each such day, a "Valuation Day"), to "sweep" into the Fund cash balances remaining in accounts at Bankers Trust. Because the Fund may receive significant purchase orders late in a Valuation Day, the Portfolio may be unable to take advantage of suitable investment opportunities on that date. To assist the Portfolio in remaining fully invested, the Portfolio intends to request that the SEC grant it an order permitting the Portfolio and Bankers Trust jointly to enter into repurchase agreements and other investments with non-affiliated banks, broker-dealers or other issuers with respect to amounts estimated to be received on any day through the operation of the sweep program. Such investments will be apportioned between the Portfolio and Bankers Trust in such a manner as to maximize the investment of cash by the Portfolio. While in the past the SEC has granted orders permitting similar sweep programs, there is no assurance that it will continue to do so.

Until such an order is granted, the Portfolio will be unable to engage in such transactions with Bankers Trust and may have significant uninvested cash balances at the end of each Valuation Day. Accordingly, Bankers Trust or Signature has agreed to waive or reimburse the Fund and the Portfolio for all operating expenses until the order is granted. It is expected that these waivers and reimbursements will be sufficient to offset the impact of the uninvested cash; however it is possible that they may be insufficient to do so.

SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE Unlike most other mutual funds which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio, a series of a separate registered investment company with the same investment objective as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect, like investments in other investment companies and pooled investment vehicles. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Bankers Trust at (800) 422-6577.


Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Certain changes in the Portfolio's investment objective, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the Assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Portfolio.

The Fund's investment objective is not a fundamental policy and may be changed upon notice to but without the approval of the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Portfolio is a fundamental policy. Shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Fund or the Portfolio.

For descriptions of the investment objective, policies and restrictions of the Portfolio, see "Investment Objective and Policies." For descriptions of the management of the Portfolio, see "Management of the Trust and BT Investment Portfolios" herein and "Management of the Trust and Portfolios" in the Statement of Additional Information. For descriptions of the expenses of the Portfolio, see "Management of the Trust and BT Investment Portfolios" herein.


NET  ASSET  VALUE
The net asset value per share of the Fund is calculated on each Valuation Day, currently each Monday through Friday, except (a) January 1st, Martin Luther King, Jr.'s Birthday (the third Monday in January), Presidents' Day (the third Monday in February), Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Columbus Day (the second Monday in October), Veteran's Day (November 11th), Thanksgiving Day (the last Thursday in November) and December 25th; and (b) the preceding Friday or the subsequent Monday when one of the calendar determined holidays falls on a Saturday or Sunday, respectively.

The net asset value per share of the Fund is calculated on each Valuation Day as of the close of regular trading on the New York Stock Exchange Inc. (the "NYSE") (currently 4:00 p.m., New York time). The net asset value per share of the Fund is computed by dividing the value of the Fund's assets (i.e., the value of its investment in the Portfolio and other assets), less all liabilities, by the total number of its shares outstanding. The Fund's net asset value per share will normally be $1.00.


The assets of the Portfolio are valued by using the amortized cost method of valuation. This method involves valuing each security held by the Portfolio at its cost at the time of its purchase and thereafter assuming a constant amortization to maturity of any discount or premium. Accordingly, immaterial fluctuations in the market value of the securities held by the Portfolio will not be reflected in the Fund's net asset value. The Board of Trustees of the Portfolio Trust will monitor the valuation of assets by this method and will make such changes as it deems necessary to assure that the assets are valued fairly and in good faith by the Portfolio.


PURCHASE AND REDEMPTION OF SHARES
PURCHASE OF SHARES
The Trust accepts purchase orders for shares of the Fund at the net asset value per share of the Fund next determined on each Valuation Day. See "Net Asset Value" above. There is no sales charge on the purchase of shares, but costs of distributing shares of the Fund may be reimbursed from its assets, as described herein. The minimum initial investment in the Fund is $10 million. The subsequent minimum investment in the Fund is $500,000. Service Agents may impose initial and subsequent investment minimums that differ from these amounts. Shares of the Fund may be purchased in only those states where they may be lawfully sold.

Purchase orders for shares of the Fund will receive, on any Valuation Day, the net asset value next determined following receipt by the Service Agent and transmission to Bankers Trust, as the Trust's transfer agent (the "Transfer Agent") of such order. If the purchase order is received by the Service Agent and transmitted to the Transfer Agent prior to 4:00 p.m. (New York time) and if payment in the form of federal funds is received on that day by Bankers Trust, as the Trust's custodian (the "Custodian"), the shareholder will receive the dividend declared on that day. If the purchase order is received by the Service Agent and transmitted to the Transfer Agent after 4:00 p.m. (New York time), the shareholder will receive the dividend declared on the following day even if the Custodian receives federal funds on that day. The Trust and Signature reserve the right to reject any purchase order.


Shares must be purchased in accordance with procedures established by the Transfer Agent and Service Agents, including Bankers Trust, in connection with customers' accounts. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to the Custodian purchase payments on behalf of its customers in a timely manner, and a shareholder must settle with the Service Agent his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account with Bankers Trust to or from the Fund without incurring the additional costs or delays associated with the wiring of federal funds.

Certificates for shares will not be issued. Each shareholder's account will be maintained by a Service Agent or the Transfer Agent.


REDEMPTION OF SHARES
Shareholders may redeem shares at the net asset value per share next determined on each Valuation Day. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the shareholder's Service Agent. Redemption requests for shares of the Fund received by the Service Agent and transmitted to the Transfer Agent prior to 4:00 p.m. (New York time) on each Valuation Day will be redeemed at the net asset value per share next determined and the redemption proceeds normally will be delivered to the shareholder's account with the Service Agent on that day; no dividend will be paid on the day of redemption. Redemption requests received by the Service Agent and transmitted to the Transfer Agent after 4:00 p.m. (New York time) on each Valuation Day will be redeemed at the net asset value per share next determined and redemption proceeds normally will be delivered to the shareholder's account with the Service Agent the following day; shares redeemed in this manner will receive the dividend declared on the day of the redemption. Payments for redemptions will in any event be made within seven calendar days following receipt of the request.

Service Agents may allow redemptions by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption privilege. The Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Service Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. A Service Agent may on at least 30 days' notice involuntarily redeem a shareholder's account with the Fund having a current value of less than $100,000.

DIVIDENDS, DISTRIBUTIONS AND TAXES
The Portfolio determines its net income and realized capital gains, if any, on each Valuation Day and allocates all such income and gain pro rata among the Fund and the other investors in the Portfolio at the time of such determination. The Fund declares dividends from its net income (i.e., the Fund's pro rata share of the net income of the Portfolio) on each Valuation Day and pays dividends for the preceding month within the first five Valuation Days of each month. The Fund reserves the right to include realized short-term gains, if any, in such daily dividends. Distributions of the Fund's pro rata share of the Portfolio's net realized long-term capital gains, if any, and any undistributed net realized short-term capital gains are normally declared and paid annually at the end of the fiscal year in which they were earned to the extent they are not offset by any capital loss carryforwards. Since the Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains, the Fund expects to make such other distributions as are necessary to avoid the application of this tax. Unless a shareholder instructs the Fund to pay dividends or capital gains distributions in cash, dividends and distributions will automatically be reinvested at net asset value in additional shares of the Fund.


The Trust intends to qualify the Fund as a regulated investment company, as defined in the Internal Revenue Code of 1986, as amended (the "Code"). Provided the Fund meets the requirements imposed by the Code, the Fund will not pay any Federal income or excise taxes. The Portfolio will also not be required to pay any Federal income or excise taxes. Dividends paid by the Fund from its taxable net investment income and distributions by the Fund of its net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. The Trust does not expect that the Fund will realize long-term capital gains and thus does not contemplate paying distributions taxable to shareholders as long-term capital gains. The Fund's dividends and distributions will not qualify for the dividends-received deduction for corporations.


Statements as to the tax status of each shareholder's dividends and distributions, if any, are mailed annually. Each shareholder will also receive, if appropriate, various written notices after the end of the Fund's prior taxable year as to the Federal income tax status of his or her dividends and distributions which were received from the Fund during that year. Shareholders should consult their tax advisers to assess the consequences of investing in the Fund under state and local laws and to determine whether dividends paid by the Fund that represent interest derived from U.S. Government Obligations are exempt from any applicable state or local income taxes.


PERFORMANCE INFORMATION AND REPORTS
From time to time, the Trust may advertise "current yield" and/or "effective yield" for the Fund. All yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized;'" that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. The Trust may include this information in sales material and advertisements for the Fund.

Yield is a function of the quality, composition and maturity of the securities held by the Portfolio and operating expenses of the Fund and the Portfolio. In particular, the Fund's yield will rise and fall with short-term interest rates, which can change frequently and sharply. In periods of rising interest rates, the yield of the Fund will tend to be somewhat lower than prevailing market rates, and in periods of declining interest rates, the yield will tend to be somewhat higher. In addition, when interest rates are rising, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested by the Portfolio in instruments producing higher yields than the balance of the Portfolio's securities, thereby increasing the current yield of the Fund. In periods of falling interest rates, the opposite can be expected to occur. Accordingly, yields will fluctuate and do not necessarily indicate future results. While yield information may be useful in reviewing the performance of the Fund, it may not provide a basis for comparison with bank deposits, other fixed rate investments, or other investment companies that may use a different method of calculating yield. Any fees charged by Service Agents for processing purchase and/or redemption transactions will effectively reduce the yield for those shareholders.

From time to time, advertisements or reports to shareholders may compare the yield of the Fund to that of other mutual funds with similar investment objectives or to that of a particular index. The yield of the Fund might be compared with, for example, the IBC/Donoghue's Taxable First Tier Institutional Only Money Fund Average, which is an average compiled by IBC/ Donoghue's Money Fund Report, a widely recognized, independent publication that monitors the performance of money market mutual funds. Similarly, the yield of the Fund might be compared with rankings prepared by Micropal Limited and/or Lipper Analytical Services, Inc., which are widely recognized, independent services that monitor the investment performance of mutual funds. The yield of the Fund might also be compared with the average yield reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan areas. Shareholders may make inquiries regarding the Fund, including current yield quotations and performance information, by contacting any Service Agent.

Shareholders will receive financial reports semi-annually that include the Portfolio's financial statements, including a listing of investment securities held by the Portfolio at those dates. Annual reports are audited by independent accountants.

MANAGEMENT OF THE TRUST AND BT INVESTMENT PORTFOLIOS
BOARD OF TRUSTEES
The affairs of the Trust and BT Investment Portfolios are managed under the supervision of their respective Board of Trustees. By virtue of the responsibilities assumed by Bankers Trust, the administrator of the Trust and BT Investment Portfolios, neither the Trust nor BT Investment Portfolios require employees other than its executive officers. None of the executive officers of the Trust or BT Investment Portfolios devotes full time to the affairs of the Trust or BT Investment Portfolios.

The Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) (the "Independent Trustees") of the Trust are not the same as the Independent Trustees of the Portfolio. For more information with respect to the Trustees of both the Trust and BT Investment Portfolios, see "Management of the Trust and Portfolios" in the Statement of Additional Information.

INVESTMENT ADVISER
The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio. BT Investment Portfolios has retained the services of Bankers Trust, as investment adviser.

Bankers Trust, a New York banking corporation with principal offices at 280 Park Avenue, New York, New York 10017, is a wholly-owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. As of December 31, 1994, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of approximately $97 billion. Bankers Trust is a worldwide merchant bank dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of 129 offices in 38 countries. Investment management is a core business of Bankers Trust, built on a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's investment management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers, with approximately $185 billion in assets under management. Of that total, approximately $47 billion are in cash assets alone. This makes Bankers Trust one of the nation's leading managers of cash funds.


Bankers Trust has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. In the past, these clients have been serviced through separate account and commingled fund structures. Bankers Trust's officers have had extensive experience in managing investment portfolios having objectives similar to those of the Portfolio. Bankers Trust has been advised by its counsel that, in counsel's opinion, Bankers Trust currently may perform the services for the Trust and the Portfolios described in this Prospectus and the Statement of Additional Information without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law.


Bankers Trust, subject to the supervision and direction of the Board of Trustees of BT Investment Portfolios, manages the Portfolio in accordance with the Portfolio's investment objective and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of the Portfolio and employs professional investment managers and securities analysts who provide research services to the Portfolio. All orders for investment transactions on behalf of the Portfolio are placed by Bankers Trust with broker-dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Portfolio will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents and customers of Bankers Trust.

Under its Investment Advisory Agreement, Bankers Trust receives a fee from the Portfolio, computed daily and paid monthly, at the annual rate of 0.15% (before waiver) of the average daily net assets of the Portfolio.


ADMINISTRATOR
Under its Administration and Services Agreement with the Trust, Bankers Trust calculates the net asset value of the Fund and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Trust. Under its Administration and Services Agreement with the Trust, Bankers Trust receives a fee, computed daily and paid monthly, at the annual rate of 0.05% (before waiver) of the average daily net assets of the Fund.

Under an Administration and Services Agreement with BT Investment Portfolios, Bankers Trust calculates the value of the assets of the Portfolio and generally assists the Board of Trustees of BT Investment Portfolios in all aspects of the administration and operation of BT Investment Portfolios. Under its Administration and Services Agreement with the Portfolio Trust, Bankers Trust receives a fee, computed daily and paid monthly, at the annual rate of 0.05% (before waiver) of the average daily net assets of the Portfolio. Under each Administration and Services Agreement, Bankers Trust may delegate one or more of its responsibilities to others, including Signature, at Bankers Trust's expense. For more information, see the Statement of Additional Information.


DISTRIBUTOR
Under its Distribution Agreement with the Trust, Signature, as Distributor, serves as the Trust's principal underwriter on a best efforts basis. In addition, Signature provides the Trust with office facilities. Signature is a wholly-owned subsidiary of Signature Financial Group, Inc. ("SFG"). SFG and its affiliates currently provide administration and distribution services for other registered investment companies. The principal business address of SFG and Signature is 6 St. James Avenue, Boston, Massachusetts 02116.


Pursuant to the terms of the Trust's Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), Signature may seek reimbursement in an amount not exceeding 0.10% of the Fund's average daily net assets annually for expenses incurred in connection with any activities primarily intended to result in the sale of the Fund's shares, including, but not limited to: compensation to and expenses (including overhead and telephone expenses) of account executives or other employees of Signature who, as their primary activity, engage in or support the distribution of shares; printing of prospectuses, statements of additional information and reports for other than existing Fund shareholders in amounts in excess of that typically used in connection with the distribution of shares of the Fund; costs of placing advertising in various media; services of parties other than Signature or its affiliates in formulating sales literature; and typesetting, printing and distribution of sales literature. All costs and expenses in connection with implementing and operating the Plan will be paid by the Fund, subject to the 0.10% of net assets limitation. All costs and expenses associated with preparing the prospectuses and statements of additional information and in connection with printing them for and distributing them to existing shareholders and regulatory authorities, which costs and expenses would not be considered distribution expenses for purposes of the Plan, will also be paid by the Fund. To the extent expenses of Signature under the Plan in any fiscal year of the Trust exceed amounts payable under the Plan during that year, those expenses will not be reimbursed in any succeeding fiscal year. Expenses incurred in connection with distribution activities will be identified to the Fund or other series of the Trust involved, although it is anticipated that some activities may be conducted on a Trust-wide basis, with the result that those activities will not be identifiable to any particular series. In the latter case, expenses will be allocated among the series of the Trust on the basis of their relative net assets. It is not expected that any payments will be made under the Plan in the foreseeable future.


SERVICE AGENT
All shareholders must be represented by a Service Agent. Bankers Trust acts as a Service Agent pursuant to its Administration and Services Agreement with the Trust and receives no additional compensation from the Fund for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by Bankers Trust from its fees.The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, performing shareholder sub-accounting, answering client inquiries regarding the Trust, investing client cash account balances automatically in Fund shares and processing redemption transactions at the request of clients, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies, arranging for bank wires and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreement with Bankers Trust, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

CUSTODIAN AND TRANSFER AGENT
Bankers Trust acts as Custodian of the assets of the Trust and BT Investment Portfolios and serves as the Transfer Agent for the Trust and BT Investment Portfolios under the respective Administration and Services Agreement with the Trust and BT Investment Portfolios.

ORGANIZATION OF THE TRUST
The Trust was organized on March 26, 1990 under the laws of the Commonwealth of Massachusetts. The Fund is a separate series of the Trust. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The shares of the other series of the Trust are offered through separate prospectuses. No series of shares has any preference over any other series.

The Trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of the Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of the Fund are not entitled to vote on Trust matters that do not affect the Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares.


Liquid Assets Portfolio is a subtrust (or "series") of BT Investment Portfolios, an open-end management investment company. BT Investment Portfolios was organized as a master trust fund under the laws of the State of New York. BT Investment Portfolios' Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. The interest in BT Investment Portfolios are divided into separate series, such as the Portfolio. No series of BT Investment Portfolios has any preference over any other series.


Each series in the Trust will not be involved in any vote involving a Portfolio in which it does not invest its Assets. Shareholders of all the series of the Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

The series of the BT Investment Portfolios will vote separately or together in the same manner as the series of the Trust. Under certain circumstances, the investors in one or more series of BT Investment Portfolios could control the outcome of these votes.

EXPENSES OF THE TRUST
The Fund bears its own expenses. Operating expenses for the Fund generally consist of all costs not specifically borne by Bankers Trust or Signature, including administration and services fees, fees for necessary professional services, amortization of organizational expenses, the costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. Bankers Trust and Signature have agreed to reimburse the Fund to the extent required by applicable state law for certain expenses that are described in the Statement of Additional Information. The Portfolio bears its own expenses. Operating expenses for the Portfolio generally consist of all costs not specifically borne by Bankers Trust or Signature, including investment advisory and administration and services fees, fees for necessary professional services, amortization of organizational expenses, and the costs associated with regulatory compliance and maintaining legal existence and investor relations.

            INVESTMENT ADVISER OF THE PORTFOLIO AND ADMINISTRATOR
                             BANKERS TRUST COMPANY

                                  DISTRIBUTOR
                     SIGNATURE BROKER-DEALER SERVICES, INC.

                          CUSTODIAN AND TRANSFER AGENT
                             BANKERS TRUST COMPANY

                            INDEPENDENT ACCOUNTANTS
                            COOPERS & LYBRAND L.L.P.

                                    COUNSEL
                            WILLKIE FARR & GALLAGHER

                                .............
No person has been authorized to give any information or to make any representations other than those contained in the Fund's Prospectuses, its Statement of Additional Information or the Fund's official sales literature in connection with the offering of the Fund's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.
                                .............

BT INSTITUTIONAL

                                                                  July 12, 1995,
                                                   As amended September 18, 1995

INSTITUTIONAL CASH MANAGEMENT FUND
INSTITUTIONAL CASH RESERVES
INSTITUTIONAL LIQUID ASSETS FUND
INSTITUTIONAL TREASURY MONEY FUND
INSTITUTIONAL TAX FREE MONEY FUND
INSTITUTIONAL NY TAX FREE MONEY FUND


                      STATEMENT OF ADDITIONAL INFORMATION

         BT Institutional Funds (the "Trust") is an open-end management investment company that offers investors a selection of investment portfolios, each having distinct investment objectives and policies. This Statement of Additional Information relates to the following investment portfolios (each a "Fund" and, collectively, the "Funds"), each of which seeks a high level of current income consistent with liquidity and the preservation of capital.

         INSTITUTIONAL CASH MANAGEMENT FUND--a diversified investment portfolio that seeks a high level of current income through investment in a Portfolio of high quality money market instruments.

         INSTITUTIONAL CASH RESERVES--a diversified investment portfolio that seeks a high level of current income through investment in a Portfolio of high quality money market instruments.

         INSTITUTIONAL LIQUID ASSETS FUND--a diversified investment portfolio that seeks a high level of current income through investment in a Portfolio of high quality money market instruments.

         INSTITUTIONAL TREASURY MONEY FUND--a diversified investment portfolio that seeks a high level of current income through investment in a Portfolio of direct obligations of the U.S. Treasury and repurchase agreements in respect of those obligations.

         INSTITUTIONAL TAX FREE MONEY FUND--a diversified investment portfolio that seeks a high level of current income exempt from Federal income taxes through investment in a Portfolio primarily of obligations issued by states and their authorities, agencies, instrumentalities and political subdivisions.

         INSTITUTIONAL NY TAX FREE MONEY FUND--a nondiversified investment portfolio that seeks a high level of current income exempt from Federal, New York State and New York City income taxes through investment in a Portfolio primarily of obligations of the State of New York and its authorities, agencies, instrumentalities and political subdivisions.

         As described in the Prospectuses, the Trust seeks to achieve the investment objectives of each Fund by investing all the investable assets of the Fund in a diversified (or nondiversified, in the case of Institutional NY Tax Free Money Fund) open-end management investment company having the same investment objectives as such Fund. These investment companies are, respectively, Cash Management Portfolio, Cash Management Portfolio, BT Investment Portfolios -- Liquid Assets Portfolio ("Liquid Assets Portfolio"), Treasury Money Portfolio, Tax Free Money Portfolio, and NY Tax Free Money Portfolio (collectively, the "Portfolios").

         Since the investment characteristics of each Fund will correspond directly to those of the respective Portfolio in which the Fund invests all of its assets, the following is a discussion of the various investments of and techniques employed by the Portfolios.

         Shares of the Funds are sold by Signature Broker-Dealer Services, Inc. ("Signature"), the Trust's Distributor, to clients and customers (including affiliates and correspondents) of Bankers Trust Company ("Bankers Trust"), the Portfolios' Adviser, and to clients and customers of other organizations.


         The Trust's prospectuses, which may be amended from time to time (each, a "Prospectus"), with respect to Institutional Cash Management Fund, Institutional Treasury Fund, Institutional Tax Free Money Fund, Institutional NY Tax Free Money Fund and Institutional Cash Reserves are dated April 28, 1995. The Trust's Prospectus, which may be amended from time to time, with respect to Institutional Liquid Assets Fund is dated July 12, 1995, as amended September 18, 1995. The Prospectuses provide the basic information investors should know before investing, may be obtained without charge by calling the Trust at the telephone number listed below or by contacting any Service Agent. This Statement of Additional Information, which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectuses. Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings accorded to them in the Trust's Prospectuses.



                             BANKERS TRUST COMPANY
             INVESTMENT ADVISER OF EACH PORTFOLIO AND ADMINISTRATOR
                     SIGNATURE BROKER-DEALER SERVICES, INC.
                                  DISTRIBUTOR

6 St. James Avenue               Boston, Massachusetts 02116      (800) 422-6577

                       INVESTMENT OBJECTIVES AND POLICIES

         Each Fund's Prospectus discusses the investment objective of the Fund and the policies to be employed to achieve those objectives by its corresponding Portfolio. This section contains supplemental information concerning the types of securities and other instruments in which the Portfolio may invest, the investment policies and portfolio strategies that the Portfolio may utilize and certain risks attendant to those investments, policies and strategies.

Bank Obligations

         For purposes of the Portfolios' investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of U.S. banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If Bankers Trust, acting under the supervision of the Board of Trustees, deems the instruments to present minimal credit risk, each Portfolio other than Treasury Money Portfolio may invest in obligations of foreign banks or foreign branches of U.S. banks which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada. Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of U.S. banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards that those applicable to domestic branches of U.S. banks.

Commercial Paper

         Commercial paper obligations in which the Portfolios may invest are short-term, unsecured negotiable promissory notes of U.S. or foreign corporations that at the time of purchase meet the rating criteria described in the Prospectuses. Investments in foreign commercial paper generally involve risks similar to those described above relating to obligations of foreign banks or foreign branches of U.S. banks.

U.S. Government Obligations

         The Portfolios may invest in direct obligations issued by the U.S. Treasury or, in the case of the Portfolios other than Treasury Money Portfolio, in obligations issued or guaranteed by the U.S. Treasury or by agencies or instrumentalities of the U.S. Government ("U.S. Government Obligations"). Certain short-term U.S. Government Obligations, such as those issued by the Government National Mortgage Association ("GNMA"), are supported by the "full faith and credit" of the U.S. Government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association are solely the obligations of the issuing entity but are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

         Examples of the types of U.S. Government Obligations that the Portfolios may hold include, in addition to those described above and direct U.S. Treasury obligations, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Farm Credit Banks Funding Corp., Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration.

Lending of Portfolio Securities

         The Portfolios, other than Tax Free Money Portfolio and NY Tax Free Money Portfolio, have the authority to lend portfolio securities to brokers, dealers and other financial organizations. The Portfolios will not lend securities to Bankers Trust, Signature or their affiliates. By lending its securities, a Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government Obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Each Portfolio will adhere to the following conditions whenever its securities are loaned: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time;
(iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities.

Reverse Repurchase Agreements

         The Portfolios may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Portfolio enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government Obligations or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by a Portfolio.

Participation Interests

         Tax Free Money Portfolio and NY Tax Free Money Portfolio may purchase from financial institutions participation interests in Municipal Obligations. A participation interest gives the Portfolio an undivided interest in the Municipal Obligation in the proportion that the Portfolio's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may be variable rate or fixed rate with remaining maturities of one year or less. If the participation interest is unrated or has been given a rating below that which otherwise is permissible for purchase by the Portfolio, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Portfolio's Board of Trustees has determined meets the prescribed quality standards for the Portfolio, or the payment obligation otherwise will be collateralized by U.S. Government securities or other securities deemed appropriate by the Portfolio's Board of Trustees, or, in the case of an unrated participation interest that is not backed or collateralized as described above, but that otherwise meets the Trustees' procedures and standards for creditworthiness and high quality, the underlying Municipal Obligation must be a permissible investment for the Portfolio. For certain participation interests, the Portfolio will have the right to demand payment, on seven days' notice, for all or any part of the Portfolio's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, each Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions or to maintain a high quality investment portfolio. In the event an issuer of a demand feature defaulted on its payment obligation, the Portfolio might be unable to dispose of the participation interest because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

         Neither Portfolio currently intends to invest more that 5% of its total assets in participation interests.

Standby Commitments

         Tax Free Money Portfolio and NY Tax Free Money Portfolio each may acquire standby commitments or "puts" solely to facilitate portfolio liquidity; neither Portfolio intends to exercise its rights thereunder for trading purposes. The maturity of a Municipal Obligation is not to be considered shortened by any standby commitment to which the obligation is subject. Thus, standby commitments do not affect the dollar-weighted average maturity of a Portfolio.

         When Municipal Obligations are subject to puts separate from the underlying securities, no value is assigned to the put. Because of the difficulty of evaluating the likelihood of exercise or the potential benefit of a put, the Board of Trustees has determined that puts shall have a fair market value of zero, regardless of whether any direct or indirect consideration was paid.

         Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, each Portfolio's policy is to enter into put transactions only with put writers who are approved by Bankers Trust. It is the Portfolios' general policy to enter into put transactions only with those put writers which are determined to present minimal credit risks. In connection with this determination, the Board of Trustees will review regularly Bankers Trust's list of approved put writers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit securing the puts written by them. Commercial banks normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Corporation ("S&P"), or will be of comparable quality in Bankers Trust's opinion, or such put writers' obligations will be collateralized and of comparable quality in Bankers Trust's opinion. The Board of Trustees has directed Bankers Trust not to enter into put transactions with any put writer that, in the judgment of Bankers Trust using the above-described criteria, or becomes a recognizable credit risk. Neither Portfolio is able to predict whether all or any portion of any loss sustained could subsequently be recovered from a put writer in the event that a put writer should default on its obligation to repurchase an underlying security.

         Neither Portfolio currently intends to invest more than 5% of its net assets in standby commitments.

Municipal Obligations

         The two principal classifications of Municipal Obligations are "notes" and "bonds."

         Municipal Notes. Municipal notes generally fund short-term capital needs and have maturities of one year or less. Tax Free Money Portfolio and NY Tax Free Money Portfolio may invest in municipal notes, which include:

         Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

         Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as Federal revenues available under Federal revenue sharing programs.

         Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide funds for the repayment of these notes.

         Miscellaneous, Temporary and Anticipatory Instruments. These instruments may include notes issued to obtain interim financing pending entering into alternate financial arrangements, such as receipt of anticipated Federal, state or other grants or aid, passage of increased legislative authority to issue longer-term instruments or obtaining other refinancing.

         Construction Loan Notes. Construction loan notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment of the GNMA to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. A Portfolio will only purchase construction loan notes that are subject to permanent GNMA or bank purchase commitments.

         Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

         Municipal Bonds. Municipal bonds generally fund longer-term capital needs than municipal notes and have maturities exceeding one year when issued. Tax Free Money Portfolio and NY Tax Free Money Portfolio may invest in municipal bonds, but only to the extent that their remaining maturities are determined not to exceed one year under rules promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"). Municipal bonds include:

         General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

         Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, certificates of deposit and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

         Private Activity Bonds. Private activity bonds, which are considered Municipal Obligations if the interest paid thereon is excluded from gross income for Federal income tax purposes and is not a specific tax preference item for Federal individual and corporate alternative minimum tax purposes, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities such as manufacturing facilities, certain hospital and university facilities and housing projects. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on these bonds is dependent solely on the ability of the facility's user to meet its financial obligations and generally the pledge, if any, of real and personal property so financed as security for payment.

Special Considerations Relating to New York Municipal Obligations

         Some of the significant financial considerations relating to the Fund's investment in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

         State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. New York City (the "City"), which is the most populous city in the State and nation and is the center of the nation's largest metropolitan area, accounts for a large portion of the State's population and personal income.

         The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. The recession has been more severe in the State, owing to a significant retrenchment in the financial services industry, cutbacks in defense spending, and an overbuilt real estate market. There can be no assurance that the State economy will not experience worse-than-predicted results in the 1994-95 fiscal year, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

         The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991. It stood at 7.7% in 1993. The total employment growth rate in the State has been below the national average since 1984 and is expected to slow to less than 0.5% in 1995. State per capita personal income remains above the national average. State per capita income for 1993 was $24,623, which is 18.3% above the 1993 national average of $20,817. During the past ten years, total personal income in the State rose slightly faster than the national average only in 1986 through 1989.

         State Budget. The State Constitution requires the Governor to submit to the Legislature a balanced Executive Budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appro-priations or reappropriations and any new or modified revenue measures to be enacted in connection with the Executive Budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

         The State's budget for the 1994-95 fiscal year was enacted by the Legislature on June 7, 1994, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State financial plan for the 1994-95 fiscal year was formulated on June 16, 1994 and is based upon the State's budget as enacted by the Legislature and signed into law by the Governor (the "1994-95 State Financial Plan"). This delay in the enactment of the State's 1994-95 fiscal year budget may reduce the effectiveness of several of the actions proposed.

         The State issued its third quarterly update to the cash basis 1994-95 State Financial Plan on February 1, 1995. The update projects a potential deficit of $259 million for the 1994-95 fiscal year. The Governor has proposed to close this deficit through a hiring freeze, a review of pending contracts and spending cuts in certain programs that were started or expanded in the 1994-95 budget.

         The 1994-95 State Financial Plan is based on a number of assumptions and projections. Because it is not possible to predict accurately the occurrence of all factors that may affect the 1994-95 State Financial Plan, actual results may differ and have differed materially in recent years, from projections made at the outset of a fiscal year. There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years.

         On February 1, 1995, the Governor presented his 1995-96 Executive Budget (the "Executive Budget") to the Legislature, as required by the State Constitution. It proposes actual reductions in the year-over-year dollar levels of State spending from the General Fund with a proposed cut of 3.4%. Proposed spending on State operations is projected to drop even more sharply, by 7.7%. There can be no assurance that the Legislature will enact the proposed Executive Budget into law, or that actual results will not differ materially and adversely from the projections set forth above. In addition, there is no assurance that the tax and spending cuts proposed in the Executive Budget will be enacted, or if enacted, will be upheld in the face of potential legal challenges. The comptroller has indicated his intention to challenge the proposed use of certain pension reserves in the Executive Budget.

         Recent Financial Results. The General Fund is the general operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1994-95 fiscal year, the General Fund is expected to account for approximately 52% of total governmental-fund receipts and 51% of total governmental-fund disbursements.

         The General Fund is projected to be balanced on a cash basis for the 1994-95 fiscal year. Total receipts are projected to be $34.321 billion, an increase of $2.092 billion over total receipts in the prior fiscal year. Total General Fund disbursements are projected to be $34.248 billion, an increase of $2.351 billion over the total amount disbursed and transferred in the prior fiscal year.

         The State's financial position on a GAAP (generally accepted accounting principles) basis as of March 31, 1993 included an 1991-92 accumulated deficit in its combined governmental funds of $681 million. Liabilities totalled $12.864 billion and assets of $12.183 billion were available to liquidate these liabilities.

         The State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes. The national recession and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfall in receipts and three budget deficits. For its 1992-93 and 1993-94 fiscal years, however, the State recorded balanced budgets on a cash basis, with substantial fund balances in each year.

         Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. The total amount of long-term State general obligation debt authorized but not issued as of December 31, 1993 was approximately $2.273 billion.

         The State may undertake short-term borrowings without voter approval
(i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

         The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the Local Government Assistance Corporation ("LGAC") in an effort to restructure the way the State makes certain local aid payments.

         In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through New York State's annual seasonal borrowing. The legislation empowered LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. As of December 1994, LGAC had issued bonds to provide net proceeds of $3.856 billion and has been authorized to issue its bonds to provide net proceeds of up to an additional $315 million during the State's 1994-95 fiscal year. The impact of this borrowing, together with the availability of certain cash reserves, is that, for the first time in nearly 35 years, the 1994-95 State Financial Plan includes no short-term seasonal borrowing.

         In April 1993, legislation was enacted proposing significant constitutional changes to the long-term financing practices of the State and the Authorities.

         The Legislature passed a proposed constitutional amendment that would permit the State, within a formula-based cap, to issue revenue bonds, which would be debt of the State secured solely by a pledge of certain State tax receipts (including those allocated to State funds dedicated for transportation purposes), and not by the full faith and credit of the State. In addition, the proposed amendment would require that State debt be incurred only for capital projects included in a multi-year capital financing plan and would prohibit, after its effective date, lease-purchase and contractual-obligation financing mechanisms for State facilities. Public hearings were held on the proposed constitutional amendment during 1993. Following these hearings, in February 1994, the Governor and the State Comptroller recommended a revised constitutional amendment which would further tighten the ban on lease-purchase and contractual-obligation financing, incorporate existing lease-purchase and contractual-obligation debt under the proposed revenue bond cap while simultaneously reducing the size of the cap. After considering these recommendations, the Legislature passed a revised constitutional amendment which tightens the ban, and provides for a phase-in to a lower cap. Before the approved constitutional amendment or any revised amendment enacted in 1994 can be presented to the voters for their consideration, it must be passed by a separately elected legislature. The amendment must therefore be passed by the newly elected Legislature in 1995 prior to presentation to the voters at the earliest in November 1995. The amendment could not become effective before January 1, 1996.

         On January 13, 1992, Standard & Poor's Corporation ("Standard & Poor's") reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. Standard & Poor's also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, Standard & Poor's revised the rating outlook assessment to stable. On February 14, 1994, Standard & Poor's raised its outlook to positive and, on February 28, 1994, confirmed its A- rating. On January 6, 1992, Moody's Investors Service, Inc. ("Moody's") reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness.

         The State anticipates that its capital programs will be financed, in part, by State and public authorities borrowings in 1994-95. The State expects to issue $374 million in general obligation bonds (including $140 million for purposes of redeeming outstanding bond anticipation notes) and $140 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $69 million in certificates of participation during the State's 1994-95 fiscal year for equipment purchases. The projection of the State regarding its borrowings for the 1994-95 fiscal year may change if circumstances require.

         Principal and interest payments on general obligation bonds and interest payments on bond anticipation notes and on tax and revenue anticipation notes were $782.5 million for the 1993-94 fiscal year, and are estimated to be $786.3 million for the 1994-95 fiscal year. These figures do not include interest payable on State General Obligation Refunding Bonds issued in July 1992 ("Refunding Bonds") to the extent that such interest was paid from an escrow fund established with the proceeds of such Refunding Bonds. Principal and interest payments on fixed rate and variable rate bonds issued by LGAC were $239.4 million for the 1993-94 fiscal year, and are estimated to be $289.9 million for 1994-95. State lease-purchase rental and contractual obligation payments for 1993-94, including State installment payments relating to certificates of participation, were $1.258 billion and are estimated to be $1.495 billion in 1994-95.

         New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

         Litigation. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) contamination in the Love Canal area of Niagara Falls; (4) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (5) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (6) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (7) action in which the State is a third party defendant, for injunctive or other appropriate relief, concerning liability for the maintenance of stone groins constructed along certain areas of Long Island's shoreline; (8) challenges by commercial insurers, employee welfare benefit plans, and health maintenance organizations to Section 2807-c of the Public Health Law, which imposes 13%, 11% and 9% surcharges on inpatient hospital bills and a bad debt and charity care allowance on all hospital bills and hospital bills paid by such entities; (9) challenge by a long distance carrier to the constitutionality of Tax Law ss.186-a(2-a) which restricted certain deduction of local access service fees, (10) challenges to certain aspects of petroleum business taxes, and (11) action alleging damages resulting from the failure by the State's Department of Environmental Conservation to timely provide certain data.

         A number of cases have also been instituted against the State challenging the constitutionality of various public authority financing programs.

         In a proceeding commenced on August 6, 1991 (Schulz, et al. v. State of New York, et al., Supreme Court, Albany County), petitioners challenge the constitutionality of two bonding programs of the New York State Thruway Authority authorized by Chapters 166 and 410 of the Laws of 1991. In addition, petitioners challenge the fiscal year 1991-92 judiciary budget as having been enacted in violation of Sections 1 and 2 of Article VII of the State Constitution. The defendants' motion to dismiss the action on procedural grounds was denied by order of the Supreme Court dated January 2, 1992. By order dated November 5, 1992, the Appellate Division, Third Department, reversed the order of the Supreme Court and granted defendants' motion to dismiss on grounds of standing and mootness. By order dated September 16, 1993, on motion to reconsider, the Appellate Division, Third Department, ruled that plaintiffs have standing to challenge the bonding program authorized by Chapter 166 of the laws of 1991. The proceeding is presently pending in Supreme Court, Albany County.

         In Schulz, et al. v. State of New York, et al., commenced May 24, 1993, Supreme Court, Albany County, petitioners challenge, among other things, the constitutionality of, and seek to enjoin, certain highway, bridge and mass transportation bonding programs of the New York State Thruway Authority and the Metropolitan Transportation Authority authorized by Chapter 56 of the Laws of 1993. Petitioners contend that the application of State tax receipts held in dedicated transportation funds to pay debt service on bonds of the Thruway Authority and of the Metropolitan Transportation Authority violates Sections 8 and 11 of Article VII and Section 5 of Article X of the State Constitution and due process provisions of the State and Federal Constitutions. By order dated July 27, 1993, the Supreme Court granted defendants' motions for summary judgment, dismissed the complaint, and vacated the temporary restraining order previously issued. By decision dated October 21, 1993, the Appellate Division, Third Department, affirmed the judgment of the Supreme Court. On June 30, 1994, the Court of Appeals unanimously affirmed the rulings of the trail court and the Appellate Division in favor of the State.

         Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the State's Comptroller has developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $30 million in fiscal 1994-95, $63 million in fiscal 1995-96, $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State of New York, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State is required to make aggregate payments of $351.4 million, of which $90.3 million have been made. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year.

         The legal proceedings noted above involve State finances, State programs and miscellaneous tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial. These proceedings could affect adversely the financial condition of the State in the 1994-95 fiscal year or thereafter. Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1994-95 State Financial Plan. An adverse decision in any of these proceedings could exceed the amount of the 1994-95 State Financial Plan reserve for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1994-95 State Financial Plan. In its audited financial statements for the fiscal year ended March 31, 1994, the State reported its estimated liability for awarded and anticipated unfavorable judgments to be $675 million.

         Although other litigation is pending against New York State, except as described above, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

         Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that are State-supported or State-related. As of September 30, 1993, date of the latest data available, there were 18 Authorities that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 18 Authorities was $63.5 billion. As of March 31, 1994, aggregate public authority debt outstanding as State-supported debt was $21.1 billion and as State-related debt was $29.4 billion.

         Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the 18 Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

         New York City and Other Localities. The fiscal health of the State of New York may also be impacted by the fiscal health of its localities, particularly the City of New York, which has required and continues to require significant financial assistance from New York State. The City's independently audited operating results for each of its 1981 through 1993 fiscal years, which end on June 30, show a General Fund surplus reported in accordance with GAAP. In addition, the City's financial statements for the 1993 fiscal year received an unqualified opinion from the City's independent auditors, the eleventh consecutive year the City has received such an opinion.

         In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to public credit markets. The City was not able to sell short-term notes to the public again until 1979.

         In 1975, Standard & Poor's suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from Standard & Poor's. On July 2, 1985, Standard & Poor's revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On July 2, 1993, Standard & Poor's reconfirmed its A-rating of City bonds, continued its negative rating outlook assessment and stated that maintenance of such rating depended upon the City's making further progress towards reducing budget gaps in the outlying years. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On January 17, 1995, Standard and Poor's placed the City's general obligation bonds on its CreditWatch list which may portend a rating downgrade from the agency in the upcoming months.

         New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. As of December 31, 1993, MAC had outstanding an aggregate of approximately $5.204 billion of its bonds. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City. Under its enabling legislation, MAC's authority to issue bonds and notes (other than refunding bonds and notes) expired on December 31, 1984. Legislation has been passed by the legislature which would, under certain conditions, permit MAC to issue up to $1.465 billion of additional bonds, which are not subject to a moral obligation provision.

         Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.

         The staffs of OSDC and the Control Board issued periodic reports on the City's financial plans, as modified, analyzing forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as compliance with the financial plan, as modified, by the City and its Covered Organizations (i.e., those which receive or may receive monies from the City directly, indirectly or contingently). OSDC staff reports issued during the mid-1980's noted that the City's budgets benefited from a rapid rise in the City's economy, which boosted the City's collection of property, business and income taxes. These resources were used to increase the City's workforce and the scope of discretionary and mandated City services. Subsequent OSDC staff reports examined the 1987 stock market crash and the 1989-92 recession, which affected the City's region more severely than the nation, and attributed an erosion of City revenues and increasing strain on City expenditures to that recession. According to a recent OSDC staff report, the City's economy is now slowly recovering, but the scope of that recovery is uncertain and unlikely, in the foreseeable future, to match the expansion of the mid-1980's. Also, staff reports of OSDC and the Control Board have indicated that the City's recent balanced budgets have been accomplished, in part, through the use of non-recurring resources, tax increases and additional State assistance; that the City has not yet brought its long-term expenditures in line with recurring revenues; and that the City is therefore likely to continue to face future projected budget gaps requiring the City to increase revenues and/or reduce expenditures. According to the most recent staff reports of OSDC and the Control Board, during the four-year period covered by the current financial plan, the City is relying on obtaining substantial resources from initiatives needing approval and cooperation of its municipal labor unions, Covered Organizations and City Council, as well as the state and federal governments, among others.

         On February 14, 1995, the Mayor released the preliminary budget for the City's 1996 fiscal year, which addresses a projected $2.7 billion budget gap.
 Most of the gap-closing initiatives may be implemented only with the cooperation of the City's municipal unions, or the State or Federal governments.

         Although the City has balanced its budget since 1981, estimates of the City's revenues and expenditures, which are based on numerous assumptions, are subject to various uncertainties. If expected federal or State aid is not forth-coming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's financial plan or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from New York State.

         The City requires certain amounts of financing for seasonal and capital spending purposes. The City has issued $1.75 billion of notes for seasonal financing purposes during fiscal year 1994. The City's capital financing program projects long-term financing requirements of approximately $17 billion for the City's fiscal years 1995 through 1998. The major capital requirements include expenditures for the City's water supply and sewage disposal systems, roads, bridges, mass transit, schools, hospitals and housing. In addition to financing for new purposes, the City and the New York City Municipal Water Finance Authority have issued refunding bonds totalling $1.8 billion in fiscal year 1994.

         Certain localities, in addition to the City, could have financial problems leading to requests for additional New York State assistance during the State's 1994-95 fiscal year and thereafter. The potential impact on the State of such requests by localities is not included in the projections of the State's receipts and disbursements in the State's 1994-95 fiscal year.

         Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the Legislature to assist Yonkers could result in allocation of New York State resources in amounts that cannot yet be determined.

         Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1992, the total indebtedness of all localities in New York State was approximately $35.2 billion, of which $19.5 billion was debt of New York City (excluding $5.9 billion in MAC debt); a small portion (approximately $71.6 million) of the $35.2 billion of indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling New York State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Seventeen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1992.

         From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If New York State, New York City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within New York State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. The longer-range problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing New York State assistance in the future.

                                RATING SERVICES

         Ratings represent the opinions of rating services as to the quality of the Municipal Obligations and other securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, Bankers Trust also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require a Portfolio to eliminate the obligation from its portfolio, but Bankers Trust will consider such an event in its determination of whether a Portfolio should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in the Appendix to this Statement of Additional Information.

         THE FOLLOWING FUNDAMENTAL INVESTMENT RESTRICTIONS AND NON-FUNDAMENTAL INVESTMENT OPERATING POLICIES HAVE BEEN ADOPTED BY THE TRUST, WITH RESPECT TO THE RESPECTIVE FUND, AND BY EACH RESPECTIVE PORTFOLIO BECAUSE OF REQUIREMENTS OF FEDERAL OR STATE SECURITIES LAWS OR REGULATIONS. UNLESS AN INVESTMENT INSTRUMENT OR TECHNIQUE IS DESCRIBED IN THE RESPECTIVE PROSPECTUS OR ELSEWHERE HEREIN, THE RESPECTIVE FUND AND THE CORRESPONDING PORTFOLIO MAY NOT INVEST IN THAT INVESTMENT INSTRUMENT OR ENGAGE IN THAT INVESTMENT TECHNIQUE.

                            INVESTMENT RESTRICTIONS

         The investment restrictions below have been adopted by the Trust with respect to each of the Funds and by the Portfolios as fundamental policies. Under the 1940 Act, a "fundamental" policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, respectively, to which it relates, which is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a shareholder meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. The percentage limitations contained in the restrictions listed below apply at the time of the purchase of the securities. Whenever a Fund is requested to vote on a change in the investment restrictions of a Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

          Each Portfolio (Fund) except Liquid Assets Portfolio (Fund)

         Under investment policies adopted by the Trust, on behalf of each Fund, and by the Portfolios, each Fund and each Portfolio may not:

                  1. Borrow money, except for temporary or emergency (not leveraging) purposes in an amount not exceeding 5% of the value of the Fund's or the Portfolio's total assets (including the amount borrowed), as the case may be, calculated in each case at the lower of cost or market.

                  2. Pledge, hypothecate, mortgage or otherwise encumber more than 5% of the total assets of the Fund or the Portfolio, as the case may be, and only to secure borrowings for temporary or emergency purposes.

                  3. Invest more than 5% of the total assets of the Fund or the Portfolio, as the case may be, in any one issuer (other than U.S. Government Obligations) or purchase more than 10% of any class of securities of any one issuer; provided, however, that (i) up to 25% of the assets of Institutional Cash Management Fund, Institutional Cash Reserves, Institutional Treasury Money Fund and Institutional Tax Free Money Fund (and Cash Management Portfolio, Treasury Money Portfolio and Tax Free Money Portfolio), and all of the assets of Institutional NY Tax Free Money Fund (and NY Tax Free Money Portfolio), may be invested without regard to this restriction, and (ii) this restriction shall not preclude the purchase by Institutional Tax Free Money Fund (or Tax Free Money Portfolio) of issues guaranteed by the U.S. Government, its agencies or instrumentalities or backed by letters of credit or guarantees of one or more commercial banks or other financial institutions, even though any one such commercial bank or financial institution provides a letter of credit or guarantee with respect to securities which in the aggregate represent more than 5%, but not more than 10%, of the total assets of the Fund or the Portfolio, as the case may be; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund's assets in an open-end management investment company with substantially the same investment objectives as such Fund.

                  4. Invest more than 25% of the total assets of the Fund or the Portfolio, as the case may be, in the securities of issuers in any single industry; provided that: (i) this limitation shall not apply to the purchase of U.S. Government Obligations; (ii) under normal market conditions more than 25% of the total assets of Institutional Cash Management Fund and Institutional Cash Reserves (and Cash Management Portfolio) will be invested in obligations of foreign and U.S. Banks; and (iii) with respect to Institutional Tax Free Money Fund and Institutional NY Tax Free Money Fund (or Tax Free Money Portfolio or NY Tax Free Money Portfolio), this limitation shall not apply to the purchase of Municipal Obligations or letters of credit or guarantees of banks that support Municipal Obligations; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund's Assets in an open-end management investment company with substantially the same investment objectives as such Fund.

                  5. Make short sales of securities, maintain a short position or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

                  6. Underwrite the securities issued by others (except to the extent the Fund or Portfolio may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of its portfolio securities) or knowingly purchase restricted securities, except that Institutional Tax Free Money Fund and Institutional NY Tax Free Money Fund (and Tax Free Money Portfolio and NY Tax Free Money Portfolio) each may bid, separately or as part of a group, for the purchase of Municipal Obligations directly from an issuer for its own portfolio in order to take advantage of any lower purchase price available. To the extent these securities are illiquid, they will be subject to the Fund's or the Portfolio's 10% limitation on investments in illiquid securities; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund's Assets in an open-end management investment company with substantially the same investment objectives as such Fund.

                  7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil, gas or mineral interests, but this shall not prevent the Fund or the Portfolio from investing in obligations secured by real estate or interests therein.

                  8. Make loans to others, except through the purchase of qualified debt obligations, the entry into repurchase agreements and, with respect to Institutional Cash Management Fund, Institutional Cash Reserves, and Institutional Treasury Money Fund (and Cash Management Portfolio and Treasury Money Portfolio), the lending of portfolio securities.

                  9. Invest more than an aggregate of 10% of the net assets of the Fund or the Portfolio's, respectively, (taken, in each case, at current value) in (i) securities that cannot be readily resold to the public because of legal or contractual restrictions or because there are no market quotations readily available or (ii) other "illiquid" securities (including time deposits and repurchase agreements maturing in more than seven calendar days); provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund's assets in an open-end management investment company with substantially the same investment objectives as such Fund.

                  10. Purchase more than 10% of the voting securities of any issuer or invest in companies for the purpose of exercising control or management; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund's Assets in an open-end management investment company with substantially the same investment objectives as such Fund.

                  11. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund's Assets in an open-end management investment company with substantially the same investment objectives as such Fund.

                  12. Issue any senior securities, except insofar as it may be deemed to have issued a senior security by reason of (i) entering into a repurchase agreement or (ii) borrowing in accordance with terms described in the Prospectus and this Statement of Additional Information.

                  13. Purchase or retain the securities of any issuer if any of the officers or trustees of the Fund or the Portfolio or its investment adviser owns individually more than 1/2 of 1% of the securities of such issuer, and together such officers and directors own more than 5% of the securities of such issuer.

                  14. Invest in warrants, except that the Fund or the Portfolio may invest in warrants if, as a result, the investments (valued in each case at the lower of cost or market) would not exceed 5% of the value of the net assets of the Fund or the Portfolio, as the case may be, of which not more than 2% of the net assets of the Fund or the Portfolio, as the case may be, may be invested in warrants not listed on a recognized domestic stock exchange. Warrants acquired by the Fund or the Portfolio as part of a unit or attached to securities at the time of acquisition are not subject to this limitation.

                  15. As to Institutional Tax Free Money Fund and Institutional NY Tax Free Money Fund (or Tax Free Money Portfolio and NY Tax Free Money Portfolio), neither Fund (or Portfolio as the case may be) will invest less than 80% of its net assets in Municipal Obligations under normal market conditions; provided, however, that nothing in this restriction shall prevent the Trust from investing all or part of a Fund's Assets in an open-end management investment company with substantially the same investment objectives as such Fund.

                         Liquid Assets Portfolio (Fund)

         As a matter of fundamental policy, the Portfolio (or Fund) may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its Assets in an open-end investment company with substantially the same investment objectives):

                  1. Borrow money or mortgage or hypothecate assets of the Portfolio (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio's (Fund's) net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" below. (As an operating policy, the Portfolio may not engage in dollar roll transactions);

                  2. Underwrite securities issued by other persons except insofar as the Portfolio (Trust or the Fund) may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security;

                  3. Make loans to other persons except (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 20% of the Portfolio's (Fund's) total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

                  4. Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Portfolio (Trust) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities);

                  5. Concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Portfolio's (Fund's) investment objective, up to 25% of its total assets may be invested in any one industry; and

                  6. Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

         State and Federal Restrictions. In order to comply with certain state and Federal statutes and policies each Portfolio (or Trust, on behalf of the Fund) will not as a matter of operating policy (except that no operating policy shall prevent a Fund from investing all of its Assets in an open-end investment company with substantially the same investment objectives):

        (i) borrow money (including through reverse repurchase agreements) for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at cost);

       (ii) acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of the Portfolio's (Fund's) net assets would be in investments that are illiquid;

      (iii) invest more than 15% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) in (a) securities (including Rule 144A securities) that are restricted as to resale under the 1933 Act, and (b) securities that are issued by issuers which (including predecessors) have been in operation less than three years (other than U.S. Government securities), provided, however, that no more than 5% of the Portfolio's (Fund's) total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

       (iv)  invest in warrants (other than warrants acquired by the Portfolio
             (Fund) as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's (Fund's) net assets or if, as a result, more than 2% of the Portfolio's (Fund's) net assets would be invested in warrants not listed on a recognized United States or foreign stock exchange, to the extent permitted by applicable state securities laws;

        (v) invest in any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Portfolio (Trust), or is an officer of the Adviser, if after the Portfolio's (Fund's) purchase of the securities of such issuer, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

       (vi) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio (Fund) if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Fund); provided further that, except in the case of a merger or consolidation, the Portfolio (Fund) shall not purchase any securities of any open-end investment company unless the Portfolio
             (Fund) (1) waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment;

      (vii) sell securities it does not own such that the dollar amount of such short sales at any one time exceeds 25% of the net equity of the Portfolio (Fund), and the value of securities of any one issuer in which the Portfolio (Fund) is short exceeds the lesser of 2.0% of the value of the Portfolio's (Fund's) net assets or 2.0% of the securities of any class of any U.S. issuer and, provided that short sales may be made only in those securities which are fully listed on a national securities exchange or a foreign exchange (This provision does not include the sale of securities of the Portfolio
             (Fund) contemporaneously owns or has the right to obtain securities equivalent in kind and amount to those sold, i.e., short sales against the box.);

     (viii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

       (ix) The Portfolio (Fund) will not make investments in oil, gas, and other mineral leases and the Portfolio (Fund) will not purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate), except that nothing in this restriction shall prohibit the Portfolio (Fund) from owning and selling real estate acquired as a result of the Portfolio's (Fund's) ownership of securities or from owning real estate used principally for its own office space;

        (x) if the Portfolio (Fund) is a "diversified" fund with respect to 75% of its assets, invest more than 5% of its total assets in the securities (excluding U.S. Government securities) of any one issuer;

       (xi)  invest for the purpose of exercising control or management;

      (xii) invest more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) in securities (excluding Rule 144A securities) that are restricted as to resale under the 1933 Act;

     (xiii) with respect to 75% of the Portfolio's (Fund's) total assets, purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio (Fund) to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

      (xiv) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio (Fund) and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Portfolio's (Fund's) net assets; (c) the securities subject to the exercise of the call written by the Portfolio (Fund) must be owned by the Portfolio (Fund) at the time the call is sold and must continue to be owned by the Portfolio (Fund) until the call has been exercised, has lapsed, or the Portfolio (Fund) has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's (Fund's) obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio (Fund) establishes a segregated account with its custodian consisting of cash or short-term U.S. Government securities equal in value to the amount the Portfolio (Fund) will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio (Fund) has purchased a closing put, which is a put of the same series as the one previously written); and

       (xv) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's (Fund's) total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's (Fund's) total assets.

         There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

         Each Fund will comply with the state securities laws and regulations of all states in which it is registered. Each Portfolio will comply with the permitted investments and investment limitations in the securities laws and regulations of all states in which the Fund, or any other registered investment company investing in the Portfolio, is registered.

         For purposes of diversification under the 1940 Act, identification of the "issuer" of a Municipal Obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision, and the obligation is backed only by the assets and revenues of the subdivision, the subdivision will be regarded as the sole issuer. Similarly, if a private activity bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user will be deemed to be the sole issuer. If in either case the creating government or another entity guarantees an obligation or issues a letter of credit to secure the obligation, the guarantee or letter of credit will be considered a separate security issued by the government or entity and would be separately valued.

                               PORTFOLIO TURNOVER

         Each Portfolio may attempt to increase yields by trading to take advantage of short-term market variations, which results in higher portfolio turnover. However, this policy does not result in higher brokerage commissions to the Portfolios as the purchases and sales of portfolio securities are usually effected as principal transactions. The Portfolios' turnover rates are not expected to have a material effect on their income and have been and are expected to be zero for regulatory reporting purposes.

                             PORTFOLIO TRANSACTIONS

         Decisions to buy and sell securities and other financial instruments for a Portfolio are made by Bankers Trust, which also is responsible for placing these transactions, subject to the overall review of the Board of Trustees. Although investment requirements for each Portfolio are reviewed independently from those of the other accounts managed by Bankers Trust and those of the other Portfolios, investments of the type the Portfolios may make may also be made by these other accounts or Portfolios. When a Portfolio and one or more other Portfolios or accounts managed by Bankers Trust are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Bankers Trust to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by a Portfolio or the size of the position obtained or disposed of by a Portfolio.

         Purchases and sales of securities on behalf of the Portfolios usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government Obligations are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Obligations may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

         Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere and principal transactions are not entered into with persons affiliated with the Portfolios except pursuant to exemptive rules or orders adopted by the Securities and Exchange Commission (the "SEC"). Under rules adopted by the SEC, broker-dealers may not execute transactions on the floor of any national securities exchange for the accounts of affiliated persons, but may effect transactions by transmitting orders for execution.

         In selecting brokers or dealers to execute portfolio transactions on behalf of a Portfolio, Bankers Trust seeks the best overall terms available. In assessing the best overall terms available for any transaction, Bankers Trust will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Bankers Trust is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage, but not research, services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Portfolio involved, the other Portfolios and/or other accounts over which Bankers Trust or its affiliates exercise investment discretion. Bankers Trust's fees under its agreements with the Portfolios are not reduced by reason of its receiving brokerage services.

                                NET ASSET VALUE

         The Prospectuses discuss the time(s) at which the net asset values of the Funds are determined for purposes of sales and redemptions. The net asset value of a Fund's investment in a Portfolio is equal to the Fund's pro rata share of the total investment of the Fund and of the other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities. The following is a description of the procedures used by the Portfolios in valuing their assets.

         The valuation of each Portfolio's securities is based on their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, generally without regard to the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the instrument.

         The Portfolios' use of the amortized cost method of valuing their securities is permitted by a rule adopted by the SEC. Under this rule, the Portfolios must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of two years or less and invest only in securities determined by or under the supervision of the Board of Trustees to be of high quality with minimal credit risks.

         Pursuant to the rule, the Board of Trustees of each Portfolio also has established procedures designed to allow investors in the Portfolio, such as the Trust, to stabilize, to the extent reasonably possible, the investors' price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of each Portfolio's holdings by the Portfolio's Board of Trustees, at such intervals as it deems appropriate, to determine whether the value of the Portfolio's assets calculated by using available market quotations or market equivalents deviates from such valuation based on amortized cost.

         The rule also provides that the extent of any deviation between the value of each Portfolio's assets based on available market quotations or market equivalents and such valuation based on amortized cost must be examined by the Portfolio's Board of Trustees. In the event the Portfolio's Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule, the respective Portfolio's Board of Trustees must cause the Portfolio to take such corrective action as such Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or valuing the Portfolio's assets by using available market quotations.

         Each investor in a Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each day the Portfolio determines its net asset value. At the close of each such business day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of the following business day.

                      PURCHASE AND REDEMPTION INFORMATION

         The Trust may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

         Under the terms of a Distribution Agreement, Signature acts as distributor on a "best efforts" basis to solicit orders for the sale of shares of the Funds and will undertake such advertising and promotion as it believes reasonable in connection with soliciting orders. In addition to Signature's duties as distributor, Signature may, in its discretion, perform additional functions in connection with transactions in the shares of the Funds. Pursuant to the terms of the Trust's Distribution Plan (the "Plan"), pursuant to Rule 12b-1 under the 1940 Act, Signature may seek reimbursement in an amount not exceeding 0.10% of the Trust's net assets annually for expenses incurred in connection with any activities primarily intended to result in the sale of the Funds' shares, which are described in the Prospectuses.

         The Plan provides that it will continue in effect from year to year only if its continuance is approved annually by the Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons," as defined by the 1940 Act, of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related thereto (the "Qualified Trustees"). The Plan may not be amended to increase materially the amount to be spent for the services provided by Signature without shareholder approval and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated with respect to a Fund at any time by majority vote of the Qualified Trustees or a majority of the shares of the Fund outstanding. Pursuant to the Plan, Signature will provide to the Board of Trustees periodic reports of any amounts expended under the Plan and the purpose for which expenditures were made.

         Signature did not seek reimbursement under the Plan during the Trust's fiscal years ended December 31, 1992 1993 and 1994.

                     MANAGEMENT OF THE TRUST AND PORTFOLIOS

         The Trustees and officers of the Trust and the Portfolios and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of the Trust. Unless otherwise indicated, the address of each Trustee and officer is 6 St.
James Avenue, Boston, Massachusetts 02116.

                             TRUSTEES OF THE TRUST

         RICHARD J. HERRING -- Trustee; Professor, Finance Department, The Wharton School, University of Pennsylvania. His address is The Wharton School, University of Pennsylvania Finance Department, 3303 Steinberg Hall/Dietrich Hall, Philadelphia, Pennsylvania 19104.

         BRUCE E. LANGTON -- Trustee; Retired; Director, Adela Investment Co. and University Patents, Inc.; formerly Assistant Treasurer of IBM Corporation (until 1986). His address is 99 Jordan Lane, Stamford, Connecticut 06903.

         PHILIP W. COOLIDGE* -- President and Trustee; Chairman, Chief Executive Officer and President, Signature Financial Group, Inc. ("SFG") (since
December, 1988) and Signature (since April, 1989).

                           TRUSTEES OF THE PORTFOLIOS

         CHARLES P. BIGGAR -- Trustee; Retired; Director of Chase/NBW Bank Advisory Board; Director, Batemen, Eichler, Hill Richards Inc.; formerly Vice President of International Business Machines and President of the National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

         S. LELAND DILL -- Trustee; Retired; Director, Coutts & Co. Trust Holdings Limited and Coutts & Co. (U.S.A.) International; Director, Zweig Cash Fund and Zweig Series Trust; formerly Partner of KPMG Peat Marwick; Director, Vinters International Company Inc.; General Partner of Pemco (an investment company registered under the 1940 Act). His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

         PHILIP W. COOLIDGE* -- Trustee and President of each Portfolio; Chairman, Chief Executive Officer and President, SFG (since December, 1988) and Signature (since April, 1989).

                    OFFICERS OF THE TRUST AND THE PORTFOLIOS

         Unless otherwise specified, each officer listed below holds the same position with the Trust and each Portfolio.

         JAMES B. CRAVER -- Treasurer and Secretary; Senior Vice President, SFG (since January, 1991); Secretary, Signature (since February, 1991); Partner, Baker & Hostetler (prior to January, 1991).

         DAVID G. DANIELSON -- Assistant Treasurer; Assistant Manager, SFG (since May, 1991); Graduate Student, Northeastern University (from April, 1990 to March, 1991); Tax Accountant and Systems Analyst, Putnam Companies (prior to March, 1990).

         JAMES S. LELKO, JR. -- Assistant Treasurer; Assistant Manager, SFG (since January 1993); Senior Tax Compliance Accountant, Putnam Investments (prior to December 1992).

         BARBARA M. O'DETTE -- Assistant Treasurer; Assistant Treasurer, SFG (since December, 1988); Assistant Treasurer, Signature (since April, 1989).

         DANIEL E. SHEA -- Assistant Treasurer; Assistant Manager, SFG (since November 1993); Supervisor and Senior Technical Advisor, Putnam Investments (prior to November 1993).

         LINDA T. GIBSON -- Assistant Secretary of the Trust; Legal Counsel and Assistant Secretary, SFG (since May, 1992); Assistant Secretary, Signature (since October, 1992); student, Boston University School of Law (September, 1989 to May, 1992); Product Manager, SFG (prior to September, 1989).

         THOMAS M. LENZ -- Assistant Secretary; Vice President and Associate General Counsel, SFG (since November, 1989); Assistant Secretary, Signature (since February, 1991); Attorney, Ropes & Gray (prior to November, 1989).

         MOLLY S. MUGLER -- Assistant Secretary; Legal Counsel and Assistant Secretary, SFG (since December, 1988); Assistant Secretary, Signature (since April, 1989).

         ANDRES E. SALDANA -- Assistant Secretary of the Trust; Legal Counsel, SFG (since November, 1992); Assistant Secretary, Signature (since September
1993); Attorney, Ropes & Gray (September, 1990 to November, 1992); law student, Yale Law School (prior to May, 1990).

         Messrs. Coolidge, Craver, Danielson, Lelko, Lenz, Saldana and Shea and Mss. Gibson, Mugler and O'Dette also hold similar positions for other investment companies for which Signature or an affiliate serves as the principal underwriter.

         No person who is an officer or director of Bankers Trust is an officer or Trustee of the Trust or the Portfolios. No director, officer or employee of Signature or any of its affiliates will receive any compensation from the Trust or any Portfolio for serving as an officer or Trustee of the Trust or the Portfolios. The Trust pays each Trustee who is not a director, officer or employee of the Adviser, the Distributor, the Administrator or any of their affiliates an annual fee of $10,000, respectively, per annum plus $500, respectively, per meeting attended and reimburses them for travel and out-of-pocket expenses. The Portfolios and International Equity, Utility, Equity 500 Index, Short/Intermediate U.S. Government Securities, Intermediate Tax Free, Capital Appreciation, Asset Management and BT Investment Portfolios (together with the Trust, the "Fund Complex") pay each Trustee who is not a director, officer or employee of the Adviser, the Distributor, the Administrator or any of their affiliates a combined annual fee of $10,000, respectively, per annum plus $500, respectively, per meeting attended and reimburses them for travel and out-of-pocket expenses.

         For the year ended December 31, 1994, Institutional Cash Management Fund, Institutional Treasury Money Fund and Institutional Cash Reserves accrued Trustees fees equal to $12,130, $4,555 and $6,079, respectively. For the same period, Cash Management Portfolio, Treasury Money Portfolio, Liquid Assets Portfolio, Tax Free Money Portfolio and NY Tax Free Money Portfolio accrued Trustees fees equal to $8,870, $4,167, $1,130, $1,581 and $1,471, respectively.
As of the year ended December 31, 1994, Institutional Tax Free Money Fund, Institutional NY Tax Free Money Fund and Institutional Liquid Assets Fund had not commenced investment operations and, therefore, accrued no Trustees fees.

         Bankers Trust reimbursed the Funds and Portfolios for a portion of their Trustees fees for the period above. See "Investment Adviser" and "Administrator" below.

                           TRUSTEE COMPENSATION TABLE

                                                      Pension or
                                                      Retirement
                             Aggregate                Benefits Accrued
                             Compensation             as Part of Trust       Estimated Annual       Total Compensation
NAME OF PERSON,              from Trust               or Portfolios          Benefits upon          from Fund Complex
POSITION                     or Portfolios            Expenses               Retirement             Paid to Trustees
Richard J. Herring,          $12,000                  none                   none                   $12,000
Trustee of Trust

Bruce E. Langton,            $12,000                  none                   none                   $12,000
Trustee of Trust

Philip W. Coolidge,          none                     none                   none                   none
Trustee of Trust
and Portfolios

Charles P. Biggar,           $12,000                  none                   none                   $12,000
Trustee of Portfolios

S. Leland Dill,              $12,000                  none                   none                   $12,000
Trustee of Portfolios

         As of March 31, 1995, the Trustees and officers of the Trust and the Trustees of each Portfolio, owned in the aggregate less than 1% of the shares of any Fund or of the Trust (all series taken together). As of April 18, 1995, Bankers Trust on behalf of its customers is the record owner of the 27.74% and 39.78% of the outstanding shares of Institutional Cash Reserves and Institutional Treasury Money Fund, respectively. As of the same date, the following owned, of record or beneficially, the following percentages of the outstanding shares of Institutional Cash Management Fund: Interco Incorporated, 101 South Hanley Roar, St. Louis, MO 63105 (6.24%); and Fannie Mae Collateral Account, 3920 Wisconsin Avenue N.W., Washington, D.C., 20016 (9.86%). As of the same date, the following owned, of record or beneficially, the following percentages of the outstanding shares of Institutional Cash Reserves: General Electric Captial Corp., 507 Lexington Avenue, New York, NY 10022 (12.31%). Shareholders owning 25% or more of the outstanding shares of a Fund may take actions without the approval of any other investor in that Fund.

                               INVESTMENT ADVISER

         Under the terms of an Advisory Agreement between each Portfolio and Bankers Trust, Bankers Trust manages each Portfolio subject to the supervision and direction of the Board of Trustees of the Portfolio. Bankers Trust will: (i) act in strict conformity with each Portfolio's Declaration of Trust, the 1940 Act and the Investment Advisors Act of 1940, as the same may from time to time be amended; (ii) manage each Portfolio in accordance with the Portfolio's and/or Fund's investment objectives, restrictions and policies, as stated herein and in the Prospectus; (iii) make investment decisions for each Portfolio; and (iv) place purchase and sale orders for securities and other financial instruments on behalf of each Portfolio.

         Bankers Trust bears all expenses in connection with the performance of services under the Advisory Agreement. Each Portfolio bears certain other expenses incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Portfolio who are not officers, directors or employees of Bankers Trust, Signature or any of their affiliates; SEC fees and state Blue Sky qualification fees, if any; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Trust or the Portfolio; and any extraordinary expenses.

         For the years ended December 31, 1994, 1993 and 1992, Bankers Trust accrued $3,807,085, $2,687,216 and $1,865,067, respectively, in compensation for investment advisory services provided to Cash Management Portfolio. During the same periods, Bankers Trust reimbursed $537,651, $54,176, and $55,943, respectively, to Cash Management Portfolio to cover expenses.

         For the year ended December 31, 1994 and the period June 7, 1993 (commencement of operations) through December 31, 1993, Bankers Trust accrued $22,347 and $7,355, respectively, in compensation for investment advisory services provided to Liquid Assets Portfolio. During the same period, Bankers Trust reimbursed $44,908 and $27,897, respectively, to Liquid Assets Portfolio to cover expenses.

         For the years ended December 31, 1994, 1993 and 1992, Bankers Trust accrued $1,176,759, $1,676,140 and $1,339,284, respectively, in compensation for investment advisory services provided to Treasury Money Portfolio. During the same periods, Bankers Trust reimbursed $65,359, $55,599 and $50,963, respectively, to Treasury Money Portfolio to cover expenses.

         For the years ended December 31, 1994, 1993 and 1992, Bankers Trust accrued $182,954, $232,055 and $235,472, respectively, in compensation for investment advisory services provided to Tax Free Money Portfolio. During the same periods, Bankers Trust reimbursed $33,719, $35,603 and $32,946, respectively, to Tax Free Money Portfolio to cover expenses.

         For the years ended December 31, 1994, 1993 and 1992, Bankers Trust accrued $140,928, $160,781 and $154,237, respectively, in compensation for investment advisory services provided to NY Tax Free Money Portfolio. During the same periods, Bankers Trust reimbursed $30,759, $35,080 and $30,345, respectively, to NY Tax Free Money Portfolio to cover expenses.

         Bankers Trust may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolios, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. Bankers Trust has informed the Portfolios that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolios, Bankers Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Portfolio is a customer of Bankers Trust, its parent or its subsidiaries or affiliates and, in dealing with its customers, Bankers Trust, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by Bankers Trust or any such affiliate.

                                 ADMINISTRATOR

         Under the administration and services agreements, Bankers Trust is obligated on a continuous basis to provide such administrative services as the respective Board of Trustees of the Trust and each Portfolio reasonably deems necessary for the proper administration of the Trust and each Portfolio. Bankers Trust will generally assist in all aspects of the Funds' and Portfolios' operations; supply and maintain office facilities (which may be in Bankers Trust's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents of the Trust or the Portfolios), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Trust's and each Portfolio's Declaration of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate the net asset value, net income and realized capital gains or losses of the Trust; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others retained to supply services.

         Pursuant to a sub-administration agreement (the "Sub-Administration Agreement") Signature performs such sub-administration duties for the Trust and each Portfolio as from time to time may be agreed upon by Bankers Trust and Signature. The Sub-Administration Agreement provides that Signature will receive such compensation as from time to time may be agreed upon by Signature and Bankers Trust. All such compensation will be paid by Bankers Trust.

         Bankers Trust has agreed that if in any fiscal year the aggregate expenses of any Fund and its respective Portfolio (including fees pursuant to the Advisory Agreement, but excluding interest, taxes, brokerage and, if permitted by the relevant state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, Bankers Trust will reimburse the Fund for the excess expense to the extent required by state law. As of the date of this Statement of Additional Information, the most restrictive annual expense limitation applicable to any Fund is 2.5% of the Fund's first $30 million of average annual net assets, 2.0% of the next $70 million of average annual net assets and 1.5% of the remaining average annual net assets.

         For the years ended December 31, 1994, 1993 and 1992, Bankers Trust accrued $429,664, $839,392 and $553,604, respectively, in compensation for administrative and other services provided to Institutional Cash Management Fund and $74,378, $73,396 and $74,373, respectively, in compensation for such services provided to Institutional Treasury Money Fund.

         During the same periods, Bankers Trust reimbursed $59,280, $230,842 and $387,197, respectively, to Institutional Cash Management Fund to cover expenses and $46,491, $43,167 and $49,229, respectively, to Institutional Treasury Money Fund to cover expenses.

         For the period January 25, 1994 (commencement of operations) to December 31, 1994, Bankers Trust accrued $414,739 in compensation for administrative and other services provided to Institutional Cash Reserves. During the same period, Bankers Trust reimbursed $452,281 to Institutional Cash Reserves to cover expenses.

         As of the year ended December 31, 1994, Institutional Tax Free Money Fund and Institutional NY Tax Free Money Fund have not commenced investment operations and, therefore, paid no administrative services fees.

         For the years ended December 31, 1994, 1993 and 1992, Bankers Trust accrued compensation of $1,269,028, $895,738 and $808,250, respectively, for administrative and other services to Cash Management Portfolio.

         For the year ended December 31, 1994 and the period June 7, 1993 (commencement of operations) through December 31, 1993, Bankers Trust accrued $7,449 and $2,452, respectively, for administrative and other services to Liquid Assets Portfolio.

         For the years ended December 31, 1994, 1993 and 1992, Bankers Trust accrued compensation of $392,252, $558,713 and $559,293, respectively, for administrative and other services for Treasury Money Portfolio.

         For the years ended December 31, 1994, 1993 and 1992, Bankers Trust accrued $60,985, $77,352 and $104,385, respectively, for administrative and other services to Tax Free Money Portfolio.

         For the years ended December 31, 1994, 1993 and 1992, Bankers Trust accrued $46,976, $53,594 and $69,867, respectively, for administrative and other services to NY Tax Free Money Portfolio.

                          CUSTODIAN AND TRANSFER AGENT

         Bankers Trust, 280 Park Avenue, New York, New York 10017, serves as custodian and transfer agent for the Trust and as custodian for each Portfolio pursuant to the administration and services agreements discussed above. As custodian, Bankers Trust holds the Funds' and each Portfolio's assets. For such services, Bankers Trust receives monthly fees from each Fund and Portfolio, which are included in the administrative services fees discussed above. As transfer agent for the Trust, Bankers Trust maintains the shareholder account records for each Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. Bankers Trust is also reimbursed by the Funds for its out-of-pocket expenses. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

                                  USE OF NAME

         The Trust and Bankers Trust have agreed that the Trust may use "BT" as part of its name for so long as Bankers Trust serves as investment adviser. The Trust has acknowledged that the term "BT" is used by and is a property right of certain subsidiaries of Bankers Trust and that those subsidiaries and/or Bankers Trust may at any time permit others to use that term.

         The Trust may be required, on 60 days' notice from Bankers Trust at any time, to abandon use of the acronym "BT" as part of its name. If this were to occur, the Trustees would select an appropriate new name for the Trust, but there would be no other material effect on the Trust, its shareholders or activities.

                           BANKING REGULATORY MATTERS

         Bankers Trust has been advised by its counsel that in its opinion Bankers Trust may perform the services for the Portfolios contemplated by the Advisory Agreements and other activities for the Trust and the Portfolios described in the Prospectuses and this Statement of Additional Information without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either Federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent Bankers Trust from continuing to perform those services for the Trust or the Portfolios. If the circumstances described above should change, the Trust's Board of Trustees would review the Trust's relationship with Bankers Trust and consider taking all actions necessary in the circumstances. In addition, state securities law on this issue may differ from interpretations of Federal law as expressed herein and banks and financial institutions may be required to register as dealer pursuant to state law.

                      COUNSEL AND INDEPENDENT ACCOUNTANTS

         Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022-4669, serves as Counsel to the Trust and from time to time provides certain legal services to Bankers Trust. Coopers & Lybrand L.L.P., 1100 Main Street, Suite 900, Kansas City, Missouri 64105 has been selected as Independent Accountants for the Trust.

                    ORGANIZATION OF THE TRUST AND PORTFOLIOS

         The Trust was organized on March 15, 1990 as a series Trust. The shares of each series participate equally in the earnings, dividends and assets of the particular series. The Trust may create and issue additional series of shares. The Trust's Declaration of Trust permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a series. Each share represents an equal proportionate interest in a series with each other share.
 Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held.

         Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants.

         The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when in the judgement of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees without a meeting. Upon liquidation of a Fund, shareholders of that Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

         Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

         Whenever the Trust is requested to vote on a matter pertaining to a Portfolio, the Trust will vote its shares without a meeting of shareholders of the respective Fund if the proposal is one, if which made with respect to a Fund, would not require the vote of shareholders of that Fund as long as such action is permissible under applicable statutory and regulatory requirements.
 For all other matters requiring a vote, the Trust will hold a meeting of shareholders of the respective Funds and, at the meeting of investors in a Portfolio, the Trust will cast all of its votes in the same proportion as the votes all its shares at the Portfolio meeting, other investors with a greater pro rata ownership of the Portfolio could have effective voting control of the operations of the Portfolio.

                                     TAXES

         The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations.

         As described above and in the Funds' Prospectus: (i) Institutional Cash Management Fund, Institutional Treasury Money Fund and Institutional Cash Reserve are designed to provide investors with current income; (ii) Institutional Tax Free Money Fund is designed to provide investors with current income excluded from gross income for Federal income tax purposes and (iii) Institutional NY Tax Free Money Fund is designed to provide investors with current income excluded from gross income for Federal income tax purposes and exempt from New York State and New York City personal income taxes. The Funds are not intended to constitute balanced investment programs and are not designed for investors seeking capital gains, maximum income or maximum tax-exempt income irrespective of fluctuations in principal. Investment in Institutional Tax Free Money Fund or Institutional NY Tax Free Money Fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts since such investors would not gain any additional tax benefit from the receipt of tax-exempt income.

         Each Fund intends to qualify as a separate regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Provided that each Fund (a) is a regulated investment company and (b) distributes to its shareholders at least 90% of the sum of its taxable net investment income (including, for this purpose, short-term capital gains) and its tax-exempt interest income (reduced by certain expenses), each Fund will not be liable for Federal income taxes to the extent its taxable net investment income and its net realized long- and short-term capital gains, if any, are distributed to its shareholders. Although the Trust expects the Funds to be relieved of all or substantially all Federal income taxes, depending upon the extent of their activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located or in which they are otherwise deemed to be conducting business, that portion of a Fund's income which is treated as earned in any such state or locality could be subject to state and local tax. Any such taxes paid by a Fund would reduce the amount of income and gains available for distribution to its shareholders.

         While each Fund does not expect to realize net long-term capital gains, any such gains realized will be distributed annually as described in the Funds' Prospectus. Such distributions ("capital gain dividends"), if any, will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed by the Fund to shareholders after the close of the Fund's prior taxable year.

         If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," then the shareholder may be subject to a 31% backup withholding tax with respect to (i) any taxable dividends and distributions and (ii) the proceeds of any redemptions of Fund shares. An individual's taxpayer identification number is his or her social security number. The 31% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular Federal income tax liability.

         Because Institutional Tax Free Money Fund and Institutional NY Tax Free Money Fund will distribute exempt-interest dividends, all or a portion of any interest on indebtedness incurred by a shareholder to purchase or carry shares of these Funds will not be deductible for Federal income and New York State and New York City personal income tax purposes. In addition, the Code may require a shareholder of these Funds, if he receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise nontaxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by one of these Funds which represents income from private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, as noted in the Prospectuses for these Funds, (i) some or all of a Fund's dividends and distributions may be specific preference items, or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes and (ii) the receipt of a Fund's dividends and distributions may affect a corporate shareholder's Federal "environmental" tax liability. In addition, the receipt of Fund dividends and distributions may affect a foreign corporate shareholder's Federal "branch profits" tax liability and a Subchapter S corporate shareholder's Federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code and (ii) subject to a Federal alternative minimum tax, the Federal "environmental" tax, the Federal "branch profits" tax or the Federal "excess net passive income" tax.

         On April 6, 1995, the House of Representatives passed H.R. 1215, which would, among other things, alter the corporate alternative minimum tax by repealing the preference relating to tax-exempt interest on private activity bonds for interest accruing after December 31, 1995 and would otherwise repeal the corporate alternative minimum tax for taxable years beginning after December 31, 2000. There can be no assurance that this proposed legislation will be enacted or, if enacted, will include the provisions described herein.

         Each Institutional Tax Free Money Fund shareholder will receive after the close of the calendar year an annual statement as to the Federal income tax status of his dividends and distributions from the Fund for the prior calendar year. Each Institutional NY Tax Free Money Fund shareholder will receive after the close of the calendar year an annual statement as to the Federal income and New York State and City personal income tax status of his dividends and distributions from the Fund for the prior calendar year. These statements will also designate the amount of exempt-interest dividends that is a specific preference item for purposes of the Federal individual and corporate alternative minimum taxes. Each shareholder will also receive, if appropriate, various written notices after the close of the Funds' prior taxable year as to the federal income status of his dividends and distributions which were received from the Funds during the Funds' prior taxable year. Shareholders should consult their tax advisers as to any state and local taxes that may apply to these dividends and distributions. The dollar amount of dividends excluded from Federal income taxation or exempt from New York State and City personal income taxation, and the dollar amount subject to such income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in a Fund. To the extent that the Funds earn taxable net investment income, each of the Funds intends to designate as taxable dividends the same percentage of each day's dividend as its taxable net investment income bears to its total net investment income earned on that day. Therefore, the percentage of each day's dividend designated as taxable, if any, may vary from day to day.

                            PERFORMANCE INFORMATION

         From time to time a Fund may quote its performance in terms of "current yield," "effective yield" or "tax equivalent yield" in reports or other communications to shareholders or in advertising material.

         The effective yield is an annualized yield based on a compounding of the unannualized base period return. These yields are each computed in accordance with a standard method prescribed by the rules of the SEC, by first determining the "net change in account value" for a hypothetical account having a share balance of one share at the beginning of a seven-day period (the "beginning account value"). The net change in account value equals the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares. The unannualized "base period return" equals the net change in account value divided by the beginning account value. Realized gains or losses or changes in unrealized appreciation or depreciation are not taken into account in determining the net change in account value. The tax equivalent yields of Institutional Tax Free Money Fund and Institutional NY Tax Free Money Fund are computed by dividing the portion of a Fund's yield which is tax exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax exempt.

         The yields are then calculated as follows:

         Base Period Return        =      Net Change in Account Value
                                          Beginning Account Value

         Current Yield             =      Base Period Return x 365/7

         Effective Yield           =      [(1 + Base Period Return)365/7] - 1

         Tax Equivalent Yield      =      Current  Yield
                                          (1 - Tax Rate)

         The following table sets forth various measures of the performance for the indicated Funds for the seven days ended December 31, 1994. (As of the date hereof, Institutional Tax Free Money Fund, Institutional NY Money Fund and Institutional Liquid Assets Fund had not commenced investment operations.)

                        Institutional          Institutional       Institutional
                    Cash Management Fund    Treasury Money Fund    Cash Reserves
Current Yield               5.61%                  5.27%                5.65%
Effective Yield             5.77%                  5.40%                5.81%


                              FINANCIAL STATEMENTS


         The following financial statements are incorporated herein by reference from the respective annual report dated December 31, 1994 and semi-annual report dated June 30, 1995, as previously filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. A copy of such reports will be provided, without charge, to each person receiving this Statement of Additional Information.


         FOR LIQUID ASSETS PORTFOLIO:

         Statement of Assets and Liabilities, December 31, 1994
         Statement of Operations for the year ended December 31, 1994
         Statement of Changes in Net Assets for the year ended December 31, 1994 and for the period June 7, 1993 to December 31, 1993
         Financial Highlights: Selected ratios and supplemental data for each of the periods indicated
         Schedule of Portfolio Investments, December 31, 1994
         Notes to Financial Statements
         Report of Independent Accountants


         Statement of Assets and Liabilities, June 30, 1995 (unaudited) Statement of Operations for the six months ended June 30, 1995 (unaudited)
         Statement of Changes in Net Assets for the six months ended June 30, 1995 (unaudited) and the for the year ended December 31, 1994 Financial Highlights: Selected Ratios and Supplemental Data for each of the periods indicated
         Schedule of Portfolio Investments, June 30, 1995 (unaudited)
         Notes to Financial Statements (unaudited)


         FOR INSTITUTIONAL CASH MANAGEMENT FUND AND INSTITUTIONAL TREASURY MONEY
         FUND:

         Statement of Assets and Liabilities, December 31, 1994
         Statement of Operations for the year ended December 31, 1994 Statement of Changes in Net Assets for the years ended December 31, 1994 and 1993
         Financial Highlights: Supplemental data for each of the periods indicated Notes to Financial Statements
         Report of Independent Accountants


         Statement of Assets and Liabilities, June 30, 1995 (unaudited) Statement of Operations for the six months ended June 30, 1995 (unaudited)
         Statement of Changes in Net Assets for the six months ended June 30, 1995 (unaudited) and the for the year ended December 31, 1994
         Financial Highlights: Selected Ratios and Supplemental Data for each of the periods indicated
         Notes to Financial Statements (unaudited)


         FOR INSTITUTIONAL CASH RESERVES:

         Statement of Assets and Liabilities, December 31, 1994
         Statement of Operations for the period January 25, 1994 (commencement of operations to December 31, 1994
         Statement of Changes in Net Assets for the period January 25, 1994 (commencement of operations) to December 31, 1994
         Financial Highlights: Supplemental data for the period indicated Notes to Financial Statements
         Report of Independent Accountants


         Statement of Assets and Liabilities, June 30, 1995 (unaudited) Statement of Operations for the six months ended June 30, 1995 (unaudited)
         Statement of Changes in Net Assets for the six months ended June 30, 1995 (unaudited) and the for the year ended December 31, 1994
         Financial Highlights: Selected Ratios and Supplemental Data for each of the periods indicated
         Notes to Financial Statements (unaudited)


         FOR TAX FREE MONEY PORTFOLIO AND NY TAX FREE MONEY PORTFOLIO:

         Statement of Assets and Liabilities, December 31, 1994 Statement of operations for the year ended December 31, 1994
         Statement of Changes in Net Assets for the years ended December 31, 1994 and 1993
         Financial Highlights: Selected ratios and supplemental data for each of the periods indicated
         Schedule of Portfolio Investments, December 31, 1994
         Notes to Financial Statements Report of Independent Accountants


         Statement of Assets and Liabilities, June 30, 1995 (unaudited) Statement of Operations for the six months ended June 30, 1995 (unaudited)
         Statement of Changes in Net Assets for the six months ended June 30, 1995 (unaudited) and the for the year ended December 31, 1994
         Financial Highlights: Selected Ratios and Supplemental Data for each of the periods indicated
         Schedule of Portfolio Investments, June 30, 1995 (unaudited)
         Notes to Financial Statements (unaudited)

                             BT INSTITUTIONAL FUNDS
                        INSTITUTIONAL LIQUID ASSETS FUND
                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 26, 1995

ASSETS:
       Cash .......................................................      $    10
       Deferred organization expenses .............................       10,000
                                                                         -------
              Total assets ........................................       10,010

LIABILITIES:
       Accrued organization expenses ..............................       10,000
                                                                         -------
              Net assets ..........................................      $    10

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE OF
BENEFICIAL INTEREST ($10 / 10 SHARES OUTSTANDING) .................       $1.00
                                                                          =====

NOTES:
(1) BT Institutional Funds, a Massachusetts business trust (the "Trust"), established and designated the Institutional Liquid Assets Fund (the "Fund") as a separate series on May 3, 1995 which has been inactive since that date, except for matters relating to the Fund's establishment and designation and the registration under the Securities Act of 1933 of the Fund's shares of beneficial interest ("Shares") and the sale on June 21, 1995 of an aggregate of 10 Shares ("Initial Shares") of the Fund to Signature Financial Group, Inc. ("SFG"). The Fund is one of ten investment funds of the Trust.

(2) Organization expenses of the Fund are being deferred and will be amortized on a straight line basis over a period not to exceed five years that commences on the effective date of the Trust's Registration Statement on Form N-1A with respect to the Fund. The amount paid by the Trust on any redemption by SFG or any other then-current holder of the Initial Shares will be reduced by a portion of any unamortized organization expenses of the Fund, determined by the proportion of the number of the Initial Shares redeemed to the number of Initial Shares then outstanding after taking into account any prior redemptions of the Initial Shares.

(3) The Trust has entered into i) an Administration and Services Agreement with Bankers Trust Company under which Bankers Trust Company provides administration, custody, transfer agency and shareholder services to the Trust and ii) a Distribution Agreement with Signature Broker-Dealer Services, Inc.

COOPERS                                           COOPERS & LYBRAND L.L.P.
& LYBRAND
                                                  a professional services firm



REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Shareholders of
  BT Institutional Funds:

We have audited the accompanying statement of assets and liabilities of the Institutional Liquid Assets Fund (one of the funds comprising BT Institutional Funds) as of June 26, 1995. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Institutional Liquid Assets Fund of BT Institutional Funds as of June 26, 1995, in conformity with generally accepted accounting principles.


/s/ Coopers & Lybrand L.L.P.

Kansas City, Missouri
June 27, 1995

                                    APPENDIX
                       DESCRIPTION OF SECURITIES RATINGS


Description of S&P's corporate bond ratings:

         AAA--Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

Description of Moody's corporate bond ratings:

         Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Fitch Investors Service's corporate bond ratings:

         AAA--Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

         AA--Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien - in many cases directly following an AAA security - or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

Description of Duff & Phelps' corporate bond ratings:

         AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury Funds.

         AA+, AA, AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

Description of S&P's municipal bond ratings:

         AAA--Prime--These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

         General Obligation Bonds--In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

         Revenue Bonds--Debt service coverage has been, and is expected to remain, substantial; stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

         AA--High Grade--The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

         S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

Description of Moody's municipal bond ratings:

         Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         Moody's may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

Description of S&P's municipal note ratings:

         Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

Description of Moody's municipal note ratings:

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG-2/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

Description of S&P commercial paper ratings:

         Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+.

Description of Moody's commercial paper ratings:

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

Description of Fitch Investors Service's commercial paper ratings:

         F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

Description of Duff & Phelps' commercial paper ratings:

         Duff 1+--Highest certainty of timely payment. Short term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk free U.S. Treasury short term obligations.

         Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.


Description of IBCA's Long-Term Ratings:

         AAA--Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA--Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business economic or financial conditions may increase investment risk albeit not very significantly.

         A--Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         BBB--Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

         BB--Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.

         B--Obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

         CCC--Obligations for which there is a current perceived possibility of default. Timely repayment of principal and interest is dependent on favourable business, economic or financial conditions.

         CC--Obligations which are highly speculative or which have a high risk of default.

         C--Obligations which are currently in default.

         Notes: "+" or "-" may be appended to a rating to denote relative status within major rating categories.

         Ratings of BB and below are assigned where it is considered that speculative characteristics are present.

Description of IBCA's Short-Term Ratings:

         A1+--Obligations supported by the highest capacity for timely repayment.

         A1--Obligations supported by a strong capacity for timely repayment.

         A2--Obligations supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

         A3--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

         B--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

         C--Obligations for which there is an inadequate capacity to ensure timely repayment.

         D--Obligations which have a high risk of default or which are currently in default.

Description of Thomson Bank Watch Short-Term Ratings:

         TBW-1--The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

         TBW-2--The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3--The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4--The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

Description of Thomson BankWatch Long-Term Ratings:

         AAA--The highest category; indicates that the ability to repay principal and interest on a timely basis is extremely high.

         AA--The second-highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

         A--The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated "a" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         BBB--The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Non-Investment Grade
(Issues regarded as having speculative characteristics in the likelihood of timely repayment of principal and interest.)

         BB--While not investment grade, the "BB" rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

         B--Issues rated "B" show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

         CCC--Issues rated "CCC" clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

         CC--"CC" is applied to issues that are subordinate to other obligations rated "CCC" and are afforded less protection in the event of bankruptcy or reorganization.

         D--Default

         These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation "local currency".

         RATINGS IN THE LONG-TERM DEBT CATEGORIES MAY INCLUDE A PLUS (+) OR MINUS (-) DESIGNATION, WHICH INDICATES WHERE WITHIN THE RESPECTIVE CATEGORY THE ISSUE IS PLACED.

                                    CONTENTS


Investment Objectives and Policies......................................     3
Net Asset Value.........................................................    28
Purchase and Redemption Information.....................................    29
Management of the Trust and Portfolios..................................    30
Organization of the Trust and Portfolios................................    38
Taxes...................................................................    39
Performance Information.................................................    41
Financial Statements....................................................    42
Appendix:  Description of Securities Ratings............................   A-1


             INVESTMENT ADVISER OF EACH PORTFOLIO AND ADMINISTRATOR
                             BANKERS TRUST COMPANY

                                  DISTRIBUTOR
                     SIGNATURE BROKER-DEALER SERVICES, INC.

                          CUSTODIAN AND TRANSFER AGENT
                             BANKERS TRUST COMPANY

                            INDEPENDENT ACCOUNTANTS
                            COOPERS & LYBRAND L.L.P.

                                    COUNSEL
                            WILLKIE FARR & GALLAGHER

                              --------------------

         No person has been authorized to give any information or to make any representations other than those contained in the Fund's Prospectus, its Statement of Additional Information or the Fund's official sales literature in connection with the offering of the Fund's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

                              --------------------